UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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DLH HOLDINGS CORP.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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DLH HOLDINGS CORP.
1776 Peachtree Street, NW
Atlanta, Georgia 30309

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
To Be Held on February 12, 2015

Date, Time and Location

You are cordially invited to the Annual Meeting of Shareholders of DLH Holdings Corp., a New Jersey corporation (the “Company”), to be held at the ________________________ on February 12, 2015 at ______ a.m. local time.
Agenda

The agenda for the annual meeting is as follows:

1.To amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to declassify the Board of Directors (the “Board”);

2.If Proposal 1 to declassify the Board is approved by the stockholders, to elect seven (7) directors nominated by the Board and named in this Proxy Statement to serve until the Company’s 2015 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

3.If Proposal 1 to declassify the Board is not approved by the stockholders, to elect two (2) Class I directors nominated by the Board and named in this Proxy Statement to hold office for a period of three years until 2018, or until their successors are duly qualified and elected;

4.To hold a non-binding advisory vote on the compensation of our named executive officers;

5.To ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending September 30, 2015; and

6.To transact such other business that may properly be brought before the annual meeting or any adjournment or postponement of the annual meeting.

Record Date and Voting

The record date for the annual meeting is December 22, 2014. Only shareholders of record at the close of business on that date are entitled to notice of, and to vote at, the annual meeting. A list of record shareholders will be available for inspection at the offices of our counsel, Becker & Poliakoff, LLP, located at 45 Broadway, New York, New York 10006 for a period of ten days before the annual meeting.

Whether or not you plan to attend, to ensure that your shares are represented and voted at the meeting, please either vote your shares electronically over the internet or by telephone, or if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a paper proxy card by mail, the instructions are printed on your proxy card and included in the accompanying Proxy Statement. Please vote as promptly as possible in order to ensure your representation at the meeting. Submitting your instructions by any of these methods will not affect your right to attend the meeting and vote in person. If you do attend the Annual Meeting, you may revoke any prior proxy and vote your shares in person if you wish to do so. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the secretary of the corporation, in writing, prior to the annual meeting of shareholders.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Shareholders on February 12, 2015
The Proxy Statement and our 2014 Annual Report to Shareholders are available at:
http://www.cstproxy.com/dlhcorp/2015.

By Order of the Board of Directors
/s/ VICTOR J. DIGIOIA Victor J. DiGioia,
Dated: December __, 2014	Secretary

DLH HOLDINGS CORP.
1776 Peachtree Street, NW
Atlanta, Georgia 30309
PROXY STATEMENT
For
Annual Meeting of Shareholders
to be held on February 12, 2015

This proxy statement and the accompanying form of proxy are being furnished to you as a shareholder of DLH Holdings Corp., a New Jersey corporation (“DLH” or the “Company”), in connection with the Annual Meeting of Shareholders to be held on February 12, 2015 at ____ a.m. (Eastern time) at the ______________________, and at any adjournment or postponement of the meeting. This proxy statement and the accompanying form of proxy is being made available on or about December __, 2014 to shareholders entitled to vote at the annual meeting.
SOLICITATION, VOTING AND REVOCABILITY OF PROXIES
On December 22, 2014 (the “Record Date”), there were issued and outstanding _________ shares of common stock. Only holders of common stock of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the annual meeting and any adjournment thereof. Each share of common stock is entitled to one vote on each matter submitted to shareholders. Voting is on a non‑cumulative basis. Shares of our common stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted:

1.	FOR the amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to declassify the Board of Directors;

2.	FOR the election of the seven (7) directors nominated by the Board of Directors and named in this proxy statement if Proposal 1 to declassify the board is approved;

3.
FOR the election of the two (2) directors nominated by the Board of Directors and named in this proxy statement to serve as Class I directors for a three year term, if Proposal 1 to declassify the board is not approved;

4.	FOR the resolution approving the compensation of the named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC;

5.	FOR the ratification of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending September 30, 2015; and

6.
FOR such other matters as may be properly brought before the meeting, and any adjournment or postponement thereof, and for which the persons named on the enclosed proxies determine, in their sole discretion to vote in favor.

INTERNET AVAILABILITY OF PROXY MATERIALS
We are furnishing proxy materials to our shareholders primarily via the Internet, instead of mailing printed copies of those materials to each shareholder. On December [ ], 2014, we mailed to our shareholders (other than those who previously requested electronic delivery) a Notice of Internet Availability containing instructions on how to access our proxy materials, including our proxy statement and our annual report. The Notice of Internet Availability also instructs our shareholders on how to access their proxy card to vote through the Internet or by telephone.
This process is designed to expedite shareholders’ receipt of proxy materials, lower the cost of the annual meeting, and help conserve natural resources. However, if a shareholder would prefer to receive printed proxy materials, the shareholder may follow the instructions included in the Notice of Internet Availability. If a shareholder has previously elected to receive our proxy materials electronically, that shareholder will continue to receive these materials via e-mail unless he or she elects otherwise.
Quorum

Under our bylaws, the presence, either in person or by proxy, of the holders of a majority of the outstanding shares of the Company’s common stock is necessary to constitute a quorum permitting action to be taken at the annual meeting. Shares are counted as present at the meeting if you are present in person at the meeting, or if you have properly submitted a proxy. In addition, abstentions and broker non‑votes are counted as present at the annual meeting for the purpose of determining the presence of a quorum.
Vote required
Proposal 1. To approve Proposal 1, the amendment to our Amended and Restated Certificate of Incorporation, we must receive the affirmative vote of at least a 66.7% of the outstanding shares of the Company’s common stock, either present in person or represented by proxy. For Proposal 1, a shareholder may indicate “FOR,” “AGAINST” OR “ABSTAIN” on the proxy card. Brokerage firms and nominees will not have the authority to vote their customers’ unvoted shares on Proposal 1 or to vote their customers' shares if the customers have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will have the same effect as votes cast against Proposal 1.

Proposal 2. If Proposal 1 to declassify the Board of Directors is approved by the shareholders, the shareholders will vote to elect seven (7) directors to serve until the Company’s 2016 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. The election of directors requires a plurality of the votes cast by the holders of the Company’s Common Stock present and voting at the annual meeting, with the seven nominees receiving the highest vote totals to be elected. Shareholders may vote “FOR” OR “WITHHOLD AUTHORITY.” Votes indicating “WITHHOLD AUTHORITY” will be counted as a vote against the nominee. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote of Proposal 2. If your shares are held by your broker in “street name,” and you do not furnish voting instructions to your broker, your brokerage firm may not vote your shares on Proposal 2. Brokerage firms and nominees will not have the authority to vote their customers’ unvoted shares on Proposal 2 if the customers have not furnished voting instructions within a specified period of time prior to the annual meeting.

Proposal 3. If Proposal 1 to declassify the Board of Directors is NOT approved, the stockholders will vote to elect two Class I Directors to serve until the Company’s 2018 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. The election of directors requires a plurality of the votes cast by the holders of the Company’s Common Stock present and voting at the annual meeting, with the two nominees for Class I Director receiving the highest vote totals to be elected. Shareholders may vote “FOR” OR “WITHHOLD AUTHORITY.” Votes indicating “WITHHOLD AUTHORITY” will be counted as a vote against the nominee. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote of Proposal 3. If your shares are held by your broker in “street name,” and you do not furnish voting instructions to your broker, your brokerage firm may not vote your shares on Proposal 3. Brokerage firms and nominees will not have the authority to vote their customers’ unvoted shares on Proposal 3 if the customers have not furnished voting instructions within a specified period of time prior to the annual meeting.

Proposal 4. To approve Proposal 4, we must receive the affirmative vote of at least a majority of the votes cast at the annual meeting by our shareholders. For Proposal 4, a shareholder may indicate “FOR,” “AGAINST” OR “ABSTAIN” on the proxy card. For purposes of determining the number of votes cast with respect to Proposal 4, only those votes cast “FOR” OR “AGAINST” are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting and therefore will have no effect on the outcome of the vote for this proposal. This vote is advisory only and not binding on the Company. Although this is advisory, we, our Board of Directors, and the Management Resources and Compensation Committee of the Board value the opinions of our shareholders and expect to take the outcome of this vote into account when considering future compensation arrangements for our executive officers. Brokerage firms and nominees will not have the authority to vote their customers’ unvoted shares on Proposal 4 or to vote their customers’ shares if the customers have not furnished voting instructions within a specified period of time prior to the annual meeting.

Proposal 5. To approve Proposal 5, the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for fiscal 2015, we must receive the affirmative vote of at least a majority of the votes cast at the annual meeting by our shareholders for each proposal. For Proposal 5, a shareholder may indicate “FOR,” “AGAINST” OR “ABSTAIN” on the proxy card. For purposes of determining the number of votes cast with respect to this proposal, only those votes cast “FOR” OR “AGAINST” are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting and therefore will have no effect on the outcome of the vote for this proposal. Brokerage firms and nominees have the authority to vote their customers’ unvoted shares on Proposal 5 as well as to vote their customers’ shares on this proposal where the customers have not furnished voting instructions within a specified period of time prior to the annual meeting.

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If you do not give instructions to your broker, bank, or other agent, it can vote your shares only with respect to discretionary items, but not with respect to non‑discretionary items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker, bank or other agent may vote shares held in street name in the absence of your voting instructions, and include the ratification of the selection of our independent registered public accounting firm (Proposal 5). On non‑discretionary items for which you do not give instructions to your broker, bank or other agent, the shares will be treated as broker non-votes. Proposals 1 through 4 are considered non‑discretionary proposals and you must give instructions to your broker, bank or other agent in order to vote your shares with respect to these proposals.

Any other matter submitted to the shareholders will require the affirmative vote of a majority of the shares represented and entitled to vote, in person or by proxy, at the annual meeting, unless a greater percentage is required either by law or by our amended certificate of incorporation or bylaws. In addition, the proxy confers discretionary authority to the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the annual meeting of shareholders. The Board of Directors is not currently aware of any such other matters. If any other matter does properly come before the annual meeting, the Board of Directors intends that the persons named in the enclosed form of proxy will vote on such matter in accordance with their judgment.

Manner of Voting
Voting by Proxy - Stockholders of Record

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered a “stockholder of record” and you may vote in person by attending the meeting, or by voting your shares by proxy over the internet or by telephone by following the instructions provided in the Notice of Internet Availability, or, if you requested to receive printed proxy materials, you may vote by marking, dating and signing the proxy card delivered to you and returning it in the postage-paid envelope provided, or you may vote over the internet or by telephone pursuant to the instructions provided in the proxy card. Instructions for voting via the internet, by telephone and by mail are summarized below.

By Internet-If you have internet access, you may submit your proxy by following the “Vote by Internet” instructions on the Notice of Internet Availability.

By Telephone-You may submit your proxy via telephone by following the “Vote by Telephone” instructions on the Notice of Internet Availability.

By Mail-You may request delivery of a physical proxy card and submit your proxy by signing your proxy card and mailing it in the postage-prepaid envelope provided to you.

If you are a stockholder of record, your shares will be voted in the manner that you indicate in your proxy card or via the internet or by telephone. If you return a signed proxy card but do not indicate how you wish to vote your shares, your shares will be voted:

•	FOR the amendment of our Certificate of Incorporation to declassify the board of directors (Proposal 1);

•	If Proposal 1 is approved, FOR the election of the seven directors nominated by our board of directors and named in this proxy statement (Proposal 2);

•	If Proposal 1 is not approved, FOR the election of the two Class I directors nominated by our board of directors and named in this proxy statement (Proposal 3);

•	FOR the approval of the compensation of our named executive officers (Proposal 4); and

•	FOR the ratification of WithumSmith+Brown, PC as our independent registered public accounting firm for fiscal 2015 (Proposal 5).

If any other business properly comes before the stockholders for a vote at the annual meeting, or at any adjournments or any postponements of the meeting, your shares will be voted according to the discretion of the holders of the proxy.
Voting by Proxy - Shares held in Street Name
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.” Most beneficial owners whose stock is held in the name of a broker, bank or other nominee receive instructions for granting proxies from their brokers, banks or nominees, rather than our proxy card. Telephone and internet voting are usually available to stockholders owning shares through certain brokers, banks and nominees. You can vote your shares held through a broker, bank or nominee by following the voting instructions sent to you by that institution. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below. If you hold your shares in “street name” through a broker or other nominee, then the broker who holds your shares has the authority under the applicable stock exchange rules to vote on certain items when they have not received instructions from you. However, as explained above, if you hold your shares in street name you must cast your vote if you want it to count for proposals 1, 2, 3 or 4; no votes will be cast on your behalf on such proposals if you hold your shares in street name and you do not instruct your bank or broker how to vote. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (proposal 5 of this proxy statement).
Voting In Person at the Annual Meeting

If you choose to vote in person, you can attend the annual meeting and cast your vote in person. Whether or not a shareholder plans to attend the meeting, the stockholder should vote by proxy to ensure his or her vote is counted. A shareholder may still attend the meeting and vote in person if he or she has already voted by proxy. To vote in person, a shareholder of record may come to the meeting and we will provide the shareholder with a ballot. Shareholders who hold their shares through a broker, bank or nominee and wish to vote at the meeting must bring to the meeting a legal proxy from the broker, bank or nominee issued in the stockholder’s name and confirming their beneficial ownership of the shares to be voted.

Revocation of Proxies
Any proxy may be revoked at any time before it is voted at the annual meeting. A shareholder may revoke a proxy by submitting a proxy bearing a later date or by notifying the secretary of DLH either in writing prior to the annual meeting or in person at the annual meeting. Revocation is effective only upon receipt of such notice by the secretary of DLH. Shareholders who hold their shares through a broker, bank or other nominee and wish to vote at the meeting must bring to the meeting a letter from the broker, bank or other nominee confirming their beneficial ownership of the shares to be voted.
Solicitation of Proxies
We will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain directors to solicit proxies from shareholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians and nominees to send proxies, proxy statements and other material to the beneficial owners of our common stock held of record by such persons, and we may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.
Annual Report
Our Annual Report on Form 10-K for the fiscal year ended September 30, 2014, including financial statements, accompanies this proxy statement. Any reference in this proxy statement to the “year” or the “fiscal year” means DLH’s fiscal year commencing October 1, 2013 to and including September 30, 2014, unless otherwise specifically indicated.
Principal Offices
The principal executive offices of DLH are presently located at 1776 Peachtree Street, N.W. Atlanta, Georgia 30309. Our telephone number is (866) 952-1647.

Recommendation of the Board of Directors
The recommendations of our Board of Directors are set forth in the description of the matters to be acted on in this proxy statement. In summary, our Board of Directors recommends a vote:

•	FOR the amendment of our Amended and Restated Certificate of Incorporation to declassify the board of directors (see PROPOSAL 1);

•	If Proposal 1 is approved, FOR the election of the seven directors nominated by our board of directors and named in this proxy statement (see PROPOSAL 2);

•	If Proposal 1 is not approved, FOR the election of the two Class I directors nominated by our board of directors and named in this proxy statement (see PROPOSAL 3);

•	FOR the resolution approving the compensation of the named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC (see PROPOSAL 4); and

•	FOR the ratification of WithumSmith+Brown, PC as our independent registered public accounting firm for fiscal 2014 (see PROPOSAL 5).
With respect to any other matter that properly comes before the meeting, or any adjournment or postponement, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, they will vote in their own discretion. If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.
PROPOSAL I
AMENDMENT OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
TO DECLASSIFY THE BOARD OF DIRECTORS

After careful consideration, in December 2014, the Board of Directors approved an amendment to our Amended and Restated Certificate of Incorporation to declassify the entire Board of Directors, subject to, and effective upon, the approval by our shareholders of the amendment to our Amended and Restated Certificate of Incorporation at the 2015 Annual Meeting of Shareholders. This will allow our shareholders to vote on the election of our entire board of directors each year, rather than on a staggered basis as with our current classified board structure.

If approved by our shareholders, our Amended and Restated Certificate of Incorporation will be amended to provide for the annual election of all directors commencing immediately at the 2015 Annual Meeting of Shareholders (see Proposal 2). Each of our directors whose term does not expire at the 2015 Annual Meeting of Shareholders has tendered his or her resignation. Each resignation is contingent and effective upon shareholder approval of this Proposal 1. If our shareholders do not approve this Proposal 1, the Board of Directors will remain classified, the contingent resignations will be ineffective, and our shareholders will instead be asked to elect two (2) Class I directors at the 2015 Annual Meeting of Stockholders (see Proposal 3).

Current Classified Board Structure

           Currently, the Board of Directors is divided into three classes (Class I, Class II and Class III) and each director is elected for a three-year term. The term of the Class I Directors is scheduled to expire at the 2015 Annual Meeting of Shareholders, the term of the Class II Directors is scheduled to expire at the 2016 Annual Meeting of Shareholders, and the term of the Class III Directors is scheduled to expire at the 2017 Annual Meeting of Shareholders. Generally, absent the earlier resignation or removal of a director, the terms of the classes are staggered, meaning that only one of the three classes stands for reelection at each annual meeting of shareholders.

Rationale for Declassification

In determining whether to propose declassifying the Board of Directors to our shareholders, the Board of Directors considered the arguments in favor of and against continuation of the classified board structure. After careful consideration, the Board of Directors determined that it would be in our best interests and the best interests of our shareholders to amend our Amended and Restated Certificate of Incorporation to declassify the Board of Directors.

The Board of Directors recognizes that a classified structure may offer several advantages, such as promoting board continuity and stability, encouraging directors to take a long-term perspective, and ensuring that a majority of the Board of Directors will always have prior experience with the Company. Additionally, classified boards provide effective protection against unwanted takeovers and proxy contests as they make it difficult for a substantial stockholder to gain control of the board without the cooperation or approval of incumbent directors.

However, the Board of Directors also recognizes that a classified structure may appear to reduce directors’ accountability to shareholders, since such a structure does not provide shareholders with the opportunity to register their views on each director's performance by means of an annual vote. Moreover, many investors believe that electing directors on an annual basis is one of the best methods available to shareholders to ensure that a company will be managed in a manner that is in the best interests of the shareholders and that classified boards artificially insulate underperforming directors from the judgment of shareholders, the true owners of a company.

Proposed Declassification of the Board of Directors

Declassification of the Board of Directors requires an amendment to our Amended and Restated Certificate of Incorporation, which was approved by the Board of Directors, subject to, and effective upon, the approval by our shareholders of this Proposal 1. The text of the proposed amendment to our Amended and Restated Certificate of Incorporation, marked to show the proposed deletions and insertions, is attached as Appendix A to this Proxy Statement. If approved by our shareholders, the amendment to our Amended and Restated Certificate of Incorporation will become effective upon the filing of a certificate of amendment with the State of New Jersey Department of Treasury (which would occur during the 2015 Annual Meeting of Shareholders and prior to consideration of the proposal to elect directors). The Board of Directors will then be declassified immediately, so that every director will stand for election at the 2015 Annual Meeting of Shareholders (and thereafter) for a one-year term.

Stockholders are requested in this Proposal 1 to approve the proposed amendment to the Amended and Restated Certificate of Incorporation to declassify the Board of Directors effective at the 2015 Annual Meeting of Stockholders.

Required Vote and Board Recommendation

        Approval of the Amended and Restated Certificate of Incorporation to declassify the Board of Directors requires the affirmative vote of at least a 66.7% of the outstanding shares of the Company’s common stock, either present in person or represented by proxy. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS AS DESCRIBED IN THIS PROPOSAL NO. 1.

INFORMATION REGARDING DIRECTORS, NOMINEES
AND CORPORATE GOVERNANCE

Structure of the Board of Directors

Current Structure of the Board of Directors

Currently, our Amended and Restated Certificate of Incorporation provides for the classification of the Board into three classes of directors, each class as nearly equal in number as possible, but not less than one director, and each director to serve for a three-year term, staggered by class. The Amended and Restated Certificate of Incorporation provides that any class of directors of DLH may be removed by the shareholders only for cause by the affirmative vote of the holders of at least 66 2/3% of the combined voting power of all outstanding voting stock. Any vacancies on the Board are filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum, or by the sole remaining director. Any person nominated by the Board of Directors to fill the vacancy will serve until completion of the term of the class member being filled. Currently, our Board consists of seven directors and is currently constituted as set forth in the following table.

Name	Position with Company and Age	Director Continuously Since	Current Term Expires

	CLASS I
T. Stephen Johnson	Director, 65	2001	2015
Elder Granger	Director, 60	2014	2015

	CLASS II
Frederick G. Wasserman	Chairman of the Board, 60	2007	2016
William H. Alderman	Director, 52	2007	2016
Austin J. Yerks III	Director 68	2012	2016

	CLASS III
Martin J. Delaney	Director, 71	1998	2017
Zachary C. Parker	Director, President and Chief Executive Officer, 57	2010	2017
Class I Directors. Mr. Johnson, a Class I Directors was most recently reelected at our 2012 annual meeting. Dr. Granger was elected as a Class I Director effective November 13, 2014. Both Class I Directors will continue to serve for a term expiring on the date of our 2015 Annual Meeting.
Class II Directors. Our three Class II Directors were reelected at our 2013 annual meeting and, if Proposal 1 is not approved, will serve for a term expiring on the date of our 2016 annual meeting.
Class III Directors. Our two Class III Directors were reelected at our 2014 annual meeting and, if Proposal 1 is not approved, will serve for a term expiring on the date of our 2017 annual meeting.
Structure of the Board of Directors after the Annual Meeting
In December 2014, the Board decided to declassify the board of directors and institute annual elections of directors effective at the Annual Meeting in the manner described in this Proxy Statement, subject to shareholder approval of amendments to our Amended and Restated Certificate of Incorporation at the Annual Meeting. As a result of the Board’s decisions, if Proposal 1 is approved by our shareholders, the shareholders will elect seven directors at the Annual Meeting, each of whom will serve until the 2016 annual meeting of shareholders (see Proposal 2). In the event Proposal 1 is not approved, two Class I Directors (Mr. Johnson and Dr. Granger) will stand for election in Class I (see Proposal 3).

Meetings of the Board of Directors; Independence and Committees
During the fiscal year ended September 30, 2014, the Board of Directors met on nine (9) occasions and acted on unanimous written consent on one (1) occasion. Our Board of Directors determined that as of September 30, 2014, Messrs. Alderman, Delaney, Granger, Johnson, Wasserman and Yerks satisfied the independence requirements within the meaning of the Nasdaq Marketplace Rules. No member of the Board or any committee failed to attend at least, or participated in fewer than, 75% of the meetings of the Board or of a committee on which such member serves. During all of the regularly scheduled meetings in fiscal year 2014, the Board of Directors met in executive session where only the independent directors were present without any members of management.

During the fiscal year ended September 30, 2014, the Board of Directors had three standing committees: Audit Committee, Management Resources and Compensation Committee, and Nominating and Corporate Governance Committee. Each of these committees has a written charter approved by the Board of Directors. All of the charters of our Board committees, as well as the Company’s corporate governance guidelines, are available at the Company’s website, www.dlhcorp.com (click on “Investors”, then on “Corporate Governance”).
For the fiscal year ended September 30, 2014, a general description of the duties of the committees, their members and number of times each committee met were as follows:
Audit Committee. A copy of the Audit Committee’s amended and restated charter may be viewed on our website at www.dlhcorp.com. Our Audit Committee acts to: (i) review with management the finances, financial condition and interim financial statements of the Company; (ii) review with our independent registered public accounting firm the year-end financial statements; and (iii) review implementation with the independent registered public accounting firm and management of any action recommended by the independent registered public accounting firm and (iv) retain and terminate our independent registered public accounting firm. As of the end of the 2014 fiscal year, the members of our Audit Committee were, and currently are, Mr. Delaney (Chair), Mr. Wasserman and Mr. Johnson. Mr. Wasserman is designated as our Audit Committee Financial Expert. During the 2014 fiscal year, all of the members of our Audit Committee were “independent” within the definition of that term as provided by the Nasdaq Marketplace Rules. During the fiscal year ended September 30, 2014, the Audit Committee met on six (6) occasions.
Management Resources and Compensation Committee. The charter governing the activities of the Management Resources and Compensation Committee (sometimes referred to as the “Compensation Committee”) may be viewed online on our website at www.dlhcorp.com. The Management Resources and Compensation Committee reviews, approves and administers compensation arrangements for our executive officers, administers our equity-based compensation plans, establishes and reviews general policies relating to the compensation and benefits of our executive officers and other personnel, evaluates the relationship between executive officer compensation policies and practices and corporate risk management to confirm those policies and practices do not incentivize excessive risk-taking, and evaluates and makes recommendations to our Board of Directors regarding the compensation of our non-employee directors. As of the end of the 2014 fiscal year, the members of the Management Resources and Compensation Committee were, and currently are, Mr. Alderman (Chair), Mr. Johnson and Mr. Yerks. At all times members of the Management Resources and Compensation Committee satisfied the independence requirements of the Nasdaq Marketplace Rules. During the fiscal year ended September 30, 2014, this committee met on seven (7) occasions and acted on unanimous written consent on two (2) occasions.
Nominating and Corporate Governance Committee. The charter governing the activities of the Nominating and Corporate Governance Committee may be viewed online on our website at www.dlhcorp.com. Pursuant to its charter, the Nominating and Corporate Governance Committee’s tasks include reviewing and recommending to the Board issues relating to the Board’s composition and structure; establishing criteria for membership and evaluating corporate policies relating to the recruitment of Board members; implementing and monitoring policies regarding principles of corporate governance in order to ensure the Board’s compliance with its fiduciary duties to the company and its shareholders; and making recommendations regarding proposals submitted by shareholders. The Nominating and Corporate Governance Committee functions also include the review of all candidates for a position on the Board of Directors including existing directors for re-nomination and reports its findings with recommendations to the Board. The Nominating and Corporate Governance Committee solicits candidates on behalf of DLH to fill any vacancy on the Board. The members of the Nominating and Corporate Governance Committee members as of the end of the 2014 fiscal year were, and currently are, Mr. Delaney, Mr. Alderman, and Mr. Yerks, each of whom satisfy the independence requirements of the Nasdaq Marketplace Rules. During the fiscal year ended September 30, 2014, this committee met on four (4) occasions.
Corporate Governance
Board Leadership Structure
We have separated the positions of chairman of the board and chief executive officer consistent with the view of the Board that such a structure is the most appropriate for us based on the size of the Board as well as the experience of the applicable individuals, the current business environment of our company or other relevant factors. Further, the Board believes that the separation of the positions of chief executive officer and chairman of the board strengthens its governance structure, fosters clear accountability and enhances alignment on corporate strategy. We will continue to review this structure from time to time in accordance with the needs of the Company.
Board’s Role in Oversight of Risk
The Board of Directors does not have a separate risk oversight body but rather manages risk directly and through its committees. In particular, the Board of Directors meets regularly with and is updated by our executive officers on areas of material risk to the Company, including strategic planning and financial, regulatory, legal and operational updates. These reports are provided in connection with every regular Board meeting and are discussed, as necessary, at the meeting. The Board of Directors is also routinely informed of developments that affect our risk profile and those that are material to other aspects of our business. Further, significant transactions and decisions require approval by the Board of Directors, or the appropriate Board committee. The Board of Directors mitigates risks through discussing with management the appropriate level of risk for the Company and evaluating the risk information received from management. These risks include financial, technological, competitive, and operational risks.
Further, the Audit Committee receives updates from senior management and assesses risk in satisfaction of their risk management role in accordance with the Audit Committee charter. Our Audit Committee charter provides that the Audit Committee is responsible for monitoring material financial and operating risks of the Company, including monitoring of our internal control over financial reporting and disclosure controls and procedures. On a quarterly basis, management reports to the Audit Committee regarding our various risk areas. The Audit Committee meets regularly with management and our independent registered public accounting firm and addresses risks as the Audit Committee deems appropriate. In addition, each of the other committees of the Board of Directors considers risks within its area of responsibility. For instance, our Management Resources and Compensation Committee consider risks associated with our compensation policies and practices, with respect to both executive compensation and compensation generally. The Management Resources and Compensation Committee’s responsibilities include annually reviewing and approving corporate goals and objectives relevant to our Chief Executive Officer’s and our other named executive officers’ compensation, making recommendations with respect to the compensation of our named executive officers, and reviewing our compensation policies and procedures in general.
Nominating Matters
Our Nominating and Corporate Governance Committee considers candidates for election to our Board of Directors, whether recommended by security holders or otherwise, in accordance with the following criteria. The Nominating and Corporate Governance Committee applies the following general criteria to all candidates:

•	Nominees shall have a reputation for integrity, honesty and adherence to high ethical standards.

•
Nominees should have demonstrated business acumen, experience and the ability to exercise sound judgment in matters that relate to current and long term objectives of the Company and should be willing and able to contribute positively to our decision making process.

•	Nominees should have a commitment to understand the Company and its industries and to regularly attend and participate in meetings of the Board and its committees.

•
Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include shareholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all shareholders.

•
Nominees should not have, nor appear to have, a conflict of interest that would impair the nominees’ ability to represent the interests of all the Company’s shareholders and to fulfill the responsibilities of a director.

•	Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, disability or any other basis proscribed by applicable law.
The re-nomination of existing directors is not to be viewed as automatic, but is based on continuing qualification under the various criteria set forth above. In addition, the Nominating and Corporate Governance Committee considers the existing director’s performance on the Board and any committee thereof. The Nominating and Corporate Governance Committee also considers the backgrounds and qualifications of the directors considered as a group. Although the Company does not have a formal policy with regard to the consideration of diversity in identifying nominees, the Nominating and Corporate Governance Committee will consider whether the candidate assists in achieving a mix of members that represents a diversity of background and experience, including with respect to age, gender, international background, race and specialized experience. Accordingly, the Nominating and Corporate Governance Committee strives to ensure that the Board, when taken as a whole, provides a significant breadth of experience, knowledge and abilities that shall assist the Board in fulfilling its responsibilities. Nominees for the Board of Directors should be committed to enhancing long-term shareholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity. The Nominating and Corporate Governance Committee may from time to time review the appropriate skills and characteristics required of board members, including such factors as business experience, diversity, and personal skills in finance, marketing, international business, financial reporting and other areas that are expected to contribute to an effective board of directors. In evaluating potential candidates for the Board of Directors, the Nominating and Corporate Governance Committee considers these factors in the light of the specific needs of the Board of Directors at that time.
Procedure to be Followed by Shareholders in Submitting Director Candidate Recommendations
Any shareholder who desires the Nominating and Corporate Governance Committee to consider one or more candidates for nomination as a director should, either by personal delivery or by United States mail, postage prepaid, deliver a written recommendation addressed to the Chairman, DLH Holdings Corp. Nominating and Corporate Governance Committee at the Company’s principal executive offices not later than (i) with respect to an election to be held at an annual meeting of shareholders, 90 days prior to the anniversary date of the immediately preceding annual meeting or if an annual meeting has not been held in the preceding year, 90 days prior the first Tuesday in April; and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to shareholders. Each written recommendation should set forth: (a) the name and address of the shareholder making the recommendation and of the person or persons recommended; (b) the consent of such person(s) to serve as a director(s) of the Company if nominated and elected; and (c) a description of how the person(s) satisfy the General Criteria for consideration as a candidate.
Additional Criteria for Notice of Shareholder Nominees
In accordance with our By-Laws, any shareholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such shareholder’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company in accordance with the terms described in the preceding paragraph. Each such notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission (“SEC”); and (e) the consent of each nominee to serve as a director of the Company if so elected.
Shareholder Communications with the Board
Any shareholder may communicate with the Board of Directors in writing through the Company’s Corporate Secretary provided that the communication identifies the shareholder and the number and type of securities held by that shareholder. The Secretary reviews such communications, and forwards them to the Board of Directors unless the Secretary, in consultation with the Chief Executive Officer, determines that the communication is inappropriate for the Board’s consideration (for example, if it relates to a personal grievance or is unrelated to Company business). The Secretary maintains a permanent written record of all such shareholder communications received by the Secretary. This process was unanimously approved by the Nominating and Corporate Governance Committee of the Board of Directors (which is comprised of independent directors).
Attendance at Annual Meetings
All of the nominees for directors being voted upon at the annual meeting are directors standing for re-election. Except in the event of unexpected or unusual circumstances, all nominees and other directors are expected to be present at the annual meeting of shareholders. During the annual meeting of shareholders held on February 13, 2014, all of our directors were present either in person or via teleconference.
Management Resources and Compensation Committee Interlocks
Mr. William H. Alderman, Mr. T. Stephen Johnson and Mr. Austin J. Yerks served on the Management Resources and Compensation Committee as of the end of the fiscal year ended September 30, 2014. There are no interlocks between our directors and directors of other companies.
Code of Ethics and Business Conduct
On June 20, 2003, we distributed a company-wide Code of Ethics and Business Conduct and Code of Ethics for our Chief Executive Officer and Chief Financial Officer. Additionally, both the Codes were posted on our internal intranet website and are available on our Internet web address, www.dlhcorp.com. These Codes were adopted by our Board of Directors, and provide employees with a confidential method of reporting suspected Code violations.

Procedures for Determining Executive and Director Compensation

As described above, the Compensation Committee, among other things, assists our Board of Directors in the discharge of its responsibilities with respect to compensation of our executive officers and non-employee directors. In accordance with its charter, the Compensation Committee has authority to determine the amount, form and terms of compensation of our Chief Executive Officer and other executive officers, and to take such action, and to direct us to take such action, as it deems necessary or advisable to compensate our Chief Executive Officer and other executive officers in a manner consistent with its determinations, and shall deliberate and vote on all such actions outside the presence of our Chief Executive Officer and other officers. The Compensation Committee is responsible for reviewing, at least annually, the performance of our Chief Executive Officer and other executive officers, including in light of any goals and objectives established for such performance, and, in light of such review, determining each officer’s compensation. In accordance with its charter, the Compensation Committee also has authority to establish our general compensation policies and practices and to administer plans and arrangements established pursuant to such policies and practices. In addition, it has authority to administer our equity compensation programs, including without limitation to recommend the adoption of such plans, to recommend the reservation of shares of our common stock for issuance thereunder, to amend and interpret such plans and the awards and agreements issued pursuant thereto, and to make awards to eligible persons under the plans and determine the terms of such awards, including any such awards to our Chief Executive Officer and other officers. With respect to non-employee director compensation, the Compensation Committee reviews such compensation practices and policies and makes recommendations to our Board of Directors as to the amount, form and terms of non-employee director compensation.

The Compensation Committee did not retain outside consultants during the 2014 fiscal year to assist it in implementing these policies or making specific decisions relating to executive compensation. However, the Compensation Committee does, from time to time, review general information regarding the compensation practices of other companies, including some that may compete with us for the services of its executives and employees and that information is a factor used by the Compensation Committee in its decisions and in its general oversight of compensation practices. In addition, in developing its understanding of the Company’s position within the marketplace for management talent and to assist it in making decisions to enable us to attract and retain a strong management team, the Compensation Committee reviews national compensation survey data, peer financial performance and compensation information, the Company’s financial performance both against its internal financial targets and its designated peer group, and internal compensation comparability among senior executives. However, it does not use that information to generate specific compensation amounts or targets. Instead, in each compensation decision, the committee exercises its business judgment regarding the appropriateness of types and amounts of compensation in light of the value to the company of specific individuals.

Within the context of the overall objectives of our compensation program, we determined the specific amounts of compensation to be paid to each of our executives during fiscal 2014 based on a number of factors including: our understanding of the amount of compensation generally paid by similarly situated companies to their executives with similar roles and responsibilities; our executives’ performance during the fiscal year in general and as measured against predetermined company and individual performance goals; the roles and responsibilities of our executives; the individual experience and skills of, and expected contributions from, our executives; the amounts of compensation being paid to our other executives; our executives’ historical compensation and performance at our company; and the contractual commitments we have made to our executives regarding compensation. Such information is reflected in the Summary Compensation Table under “Executive Compensation” below.

With respect to fiscal 2014 compensation for our executives, the Compensation Committee took into account recommendations made by the Board with respect to our Chief Executive Officer’s compensation, and considered recommendations from the Chief Executive Officer as well as the Board with respect to determinations of compensation paid to the other executive officers. The Compensation Committee reviews these recommendations and either approves or does not approve any compensation changes affecting officers of the Company. Our senior management generally applies a similar philosophy and similar policies to determine the compensation of officers and managers who are not executive officers and reports to the Compensation Committee regarding these matters. Further, members of management may provide information to the Compensation Committee that it believes will be helpful to the Compensation Committee in discussing agenda items.

The Compensation Committee may, in its sole discretion, select, retain, obtain the advice of, engage, compensate and terminate compensation consultants, legal counsel and such other advisors as it deems necessary and advisable to assist it in carrying out its responsibilities and functions. The Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any of its compensation consultants, legal counsel and other advisors. We are required to provide for appropriate funding, as determined by the Compensation Committee, for payment of reasonable compensation to any compensation consultant, legal counsel and other advisor retained by the Compensation Committee. To the extent required by the listing standards of the national securities exchange on which our common stock is then principally listed, before selecting or receiving advice from any compensation consultant, legal counsel or other advisor, the Compensation Committee must conduct an independence assessment in accordance with the rules of such national securities exchange.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own, directly or indirectly, more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities we issue. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on a review of the copies of such reports received by us, we believe that all Section 16(a) filing requirements applicable to our officers, directors and 10% shareholders were complied with during the 2014 fiscal year.
Director Compensation
Our non-executive directors are compensated as follows:

•	The annual director fee for our non-executive directors is $20,000;

•	The Chairman of Board shall receive an additional $7,000 per year;

•
The Chairman of the Audit Committee shall receive an additional $3,500 per year and the Chairman of the Management Resources and Compensation Committee and Chairman of the Nominating and Corporate Governance Committee each receive an additional $2,500 per year;

•
For fiscal 2014, each non-executive director was granted 10,000 shares for service on the Board during such year. In addition, each non-executive director is eligible for an additional annual grant of 1,250 shares of restricted stock for each committee membership held by a non-executive director. Such shares are granted under the Company’s 2006 Long Term Incentive Plan. Further, our Chairman of the Board is granted an additional 2,500 shares of restricted stock under the 2006 Long Term Incentive Plan. These shares are fully vested on the date of grant, unless otherwise determined by the Management Resources and Compensation Committee;

•	Reasonable and customary expenses incurred in attending the Board and committee meetings are reimbursable.
A summary of non-executive compensation as of September 30, 2014, is as follows:
Summary of Non-Executive Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
William H. Alderman	$20,833	$18,700	$—	$—	$—	$—	$39,533
Peter Black (3)	$17,813	$17,000	$—	$—	$—	$—	$34,813
Martin J. Delaney	$25,167	$18,700	$—	$—	$—	$—	$43,867
Elder Granger (4)	$—	$—	$—	$—	$—	$—	$—
T. Stephen Johnson	$20,000	$18,700	$—	$—	$—	$—	$38,700
Frederick G. Wasserman	$27,000	$18,700	$—	$—	$—	$—	$45,700
Austin J. Yerks III	$20,000	$17,000	$—	$—	$—	$—	$37,000

(1)
On November 25, 2013, we granted an aggregate of 80,000 shares of restricted stock to our then-current non-executive directors as follows: Mr. Johnson-13,750 shares; Mr. Alderman-13,750 shares; Mr. Black-12,500 shares; Mr. Delaney-13,750 shares; Mr. Wasserman-13,750 shares, and Mr. Yerks-12,500 shares. The closing price of our common stock on such date was $1.36. “Stock Awards” reflect the portion of restricted stock grants awarded to non-employee directors under the Company’s 2006 Long Term Incentive Plan that was recognized by the Company as a compensation expense in fiscal year 2014 in accordance with FASB Accounting Standards Codification Topic 718: Compensation-Stock Compensation. The grant date fair value per share is the closing price for the Company’s stock on the grant date. A discussion of the methods used to calculate these values may be found in the Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended September 30, 2014.

(2)
Excludes restricted stock awards granted to our non-executive directors on November 13, 2014. On such date, we granted a total of 66,250 shares of restricted stock to our non-executive directors as follows: Mr. Johnson-13,750 shares; Mr. Alderman-12,500 shares; Mr. Delaney-12,500 shares; Mr. Wasserman-13,750 shares; and Mr. Yerks-13,750 shares. As of September 30, 2014, the outstanding number of restricted stock awards for our current non-employee directors was: Mr. Alderman-69,375; Mr. Delaney-71,250; Dr. Granger - 0; Mr. Johnson-57,500; Mr. Wasserman-71,875; and Mr. Yerks-26,250. Within this amount, at the end of the September 30, 2014 fiscal year, Messrs. Alderman and Wasserman each held 8,126 unvested restricted stock awards and Messrs. Delaney and Johnson each held 8,750 unvested restricted stock awards.

(3)	Mr. Black resigned from our Board of Directors on July 17, 2014.

(4)	Dr. Granger was elected to our Board of Directors on November 13, 2014.

Report of the Audit Committee of the Board of Directors
The Audit Committee is comprised solely of independent directors, as defined in the Marketplace Rules of The Nasdaq Stock Market, and operates under a written charter. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Our independent registered public accounting firm, WithumSmith+Brown, PC, is responsible for expressing an opinion as to the conformity of our audited financial statements with United States generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee:

•	Reviewed and discussed the audited financial statements with DLH’s management and its independent registered public accounting firm;

•
Reviewed with the Company’s independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States of America, their judgments as to the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, “Communications with Audit Committees”, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T;

•
Discussed with the independent registered public accounting firm their independence from management and the Company and received from the independent registered public accountants the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence, and satisfied itself as to the registered public accounting firm’s independence;

•
Discussed with management and the independent registered public accountants the quality and adequacy of the Company’s internal controls and reviewed with the independent registered public accountants, their audit plans, audit scope and identification of audit risks; and

•
Recommended to the Board of Directors of DLH, on the basis of the foregoing statements, that the audited financial statements be included in DLH’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014 for filing with the SEC.

The Audit Committee:
Martin J. Delaney, Chair, Frederick G. Wasserman, and T. Stephen Johnson
The presentation of this report of the Audit Committee does not constitute “soliciting material” and should not be deemed “filed” with the SEC or incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof, except to the extent we specifically incorporate this report by reference therein.
Business Experience of Executive Officers
Set forth below is information regarding each of our executive officers as of the Record Date. Further information about Mr. Parker is presented below under the heading “Business Experience of Board of Directors and Nominees”.

Name	Age	Position
Zachary C. Parker	57	President, Chief Executive Officer and Director
Kathryn M. JohnBull	55	Chief Financial Officer
John F. Armstrong	65	Executive Vice President
Kevin Wilson	49	President, DLH Solutions, Inc.
John F. Armstrong, FACHE joined DLH Holdings Corp. as its Executive Vice President on December 1, 2010 and leads our strategic partnerships corporate business development efforts. Mr. Armstrong has over three decades of in-depth experience (both public and private) in the military and the government services industry. Mr. Armstrong most recently served as director of the Sustainment and Health Services operation within Lockheed Martin Corporation from May 2008 to November 2010. Previously, from August 2002 to May 2008, he served as senior vice president of business development for Eagle Group International where he was instrumental in successfully growing the company to a competitive large business prior to being acquired by Lockheed Martin. Additionally, Mr. Armstrong served a distinguished career as an officer in the U.S. Army (Medical Services Corps), retiring as a Colonel in 2002. Mr. Armstrong is a fellow in the American College of Healthcare Executives and earned a Master of Business Administration degree from Marymount University, a Master of Arts from Ball State University and completed his undergraduate studies at the University of Central Florida.
Kathryn M. JohnBull was named Chief Financial Officer on June 25, 2012. She has over 25 years of experience within the government services market, principally with publicly‑traded companies who experienced substantial organic and acquisitive growth. From January 2008 to June 2012, Ms. JohnBull was a senior financial executive with QinetiQ North America, serving in both corporate and operating group roles, including as Senior Vice President-Finance for its overall operations. From August 2002 to December 2007, Ms. JohnBull served as Operations Segment Chief Financial Officer for MAXIMUS, Inc., a publicly‑traded provider of business process outsourcing, consulting and systems solutions. Prior industry positions, with emphasis on tax and treasury, were with BDM International, Inc. and United Defense. Ms. JohnBull is a certified public accountant and from 1985 to 1988 was with Arthur Andersen & Company as a tax manager and staff. Ms. JohnBull received a Bachelor of Business Administration, summa cum laude, from the University of Tulsa.
Kevin Wilson was appointed as the President of our subsidiary DLH Solutions in October 2008, previously serving as the Director of DLH Solutions from June 2007 through September 2008. From January 2004 to June 2007, Mr. Wilson served as the Director of Strategic Alliances of government services provider SAIC, Inc., where he was responsible for business development in the domestic and foreign defense markets. From March 1997 to January 2004, Mr. Wilson was the Program Manager for a multiyear defense services contract with Endress Hauser Systems & Gauging. Mr. Wilson also worked at Tracer Research Corporation from January 1990 to March 1997, where he was Project Manager for the United States Air Force, Air Combat Command professional services contract. Mr. Wilson holds a BS in Business Marketing from Northwest Missouri State University.
PROPOSAL 2
IF PROPOSAL 1 IS APPROVED, TO ELECT SEVEN DIRECTORS

General

If our shareholders approve Proposal 1 at the Annual Meeting, our shareholders will be asked to consider seven nominees for election to our board of directors to serve for a one year term until the 2016 annual meeting of shareholders and until their respective successors have been duly elected and qualified or until their earlier death, resignation or removal. The election of the individuals nominated in Proposal 2 is contingent on, and will only be effective upon, the effectiveness of the amendment to our Amended and Restated Certificate of Incorporation proposed in Proposal 1. If our shareholders do not approve Proposal 1, this Proposal 2 will not be submitted to a vote of our shareholders at the 2015 Annual Meeting, and instead Proposal 3 (Election of Two Class I Directors) will be submitted in its place.

Nominees

The names of the seven nominees for director, their current positions and offices, and tenure as a DLH director, are set forth in the table below. Each nominee, if elected, will hold office for a one year term until the annual meeting of shareholders to be held in 2016 and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. Information regarding the director nominees is set forth below under the heading “Information Regarding Directors and Director Nominees.” All of the nominees are current DLH directors and, with the exception of Mr. Parker, have been determined by our board to be independent. Mr. Parker also serves as our President and Chief Executive

Officer. The independent members of the Board of Directors have reviewed the qualifications of each of the nominees and have unanimously approved submitting the seven nominees listed below for election to the Board of Directors at the Annual Meeting.

The affirmative vote of a plurality of the votes cast, voting together as a single class at the annual meeting of shareholders, is required to elect the nominees to the Board of Directors. All proxies received by the Board of Directors will be voted for the election as directors of the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate that this will occur. No family relationship exists between any of our nominees for election as a director and other directors or executive officers of DLH.

Name	Position with Company and Age	Age	Director Continuously Since
William H. Alderman	Director	52	2007
Martin J. Delaney	Director	71	1998
Elder Granger	Director	60	2014
T. Stephen Johnson	Director	65	2001
Zachary C. Parker	Director, President and Chief Executive Officer	57	2010
Frederick G. Wasserman	Chairman of the Board	60	2007
Austin J. Yerks III	Director	68	2012
Business Experience of Board of Directors and Nominees
William H. Alderman joined the Board of Directors in January 2007. Mr. Alderman has over 20 years experience providing investment banking services across multiple industries, with a particular expertise in financings, and mergers and acquisitions in the aerospace and defense industry. Since March 2001, Mr. Alderman has been the President of Alderman & Company, a securities broker specializing in the aerospace and defense industries. Mr. Alderman started his career at Bankers Trust Company and has held senior positions in investment management and corporate development at GE Capital (1990-1995), Aviation Sales Company (1996-1999), and as Managing Director of the aviation investment banking practice of Fieldstone Investments (1999-2001). Mr. Alderman received a MBA from J.L. Kellogg Graduate School of Management in 1989 and is also a graduate of Kenyon College and the Taft School. Mr. Alderman served as a director of Breeze‑Eastern Corp. (chair-nominating committee and member-Audit Committee and Strategic Planning Committee) from 2007 to January 2012 and currently is a member of the Industry Alliance Group of the Supplier Excellence Alliance.
Martin J. Delaney joined the Board of Directors in July 1998. Mr. Delaney is an attorney and was a prominent healthcare executive who began his hospital management career in 1971 as an Assistant Administrator at Nassau County Medical Center. He has been a director of a large regional Health Maintenance Organization on Long Island, the Hospital Association of New York State, the Greater New York Hospital Association, and chairman of the Nassau‑ Suffolk Hospital Council. He has been President, CEO and a director of Winthrop University Hospital, Winthrop South Nassau University Health Care Systems, and the Long Island Health Network. He has a graduate degree in health care management from The George Washington University and a law degree from St. John’s University. He has been admitted to practice in New York State and Federal courts.
Elder Granger was elected to our Board of Directors in November 2014. Dr. Granger is a U.S. Army Major General (retired) and the President and Chief Executive Officer of The 5Ps LLC. Dr. Granger previously served as an advisor to DLH on its strategic advisory board from October 2011 until his election to the Board. Dr. Granger served in the U.S. Army for over 35 years and was the Deputy Director and Program Executive Officer of the TRICARE Management Activity, Office of the Assistant Secretary of Defense (Health Affairs) in Washington, D.C. from 2005-2009. In this role he served as the principal advisor to the Assistant Secretary of Defense (Health Affairs) on DoD health plan, policy and performance. He oversaw the acquisition, operation and integration of DoD’s managed care program within the Military Health System. Prior to joining TRICARE Management Activity, Dr. Granger led the largest US and multi-national battlefield health system in our recent history while serving as Commander, Task Force 44th Medical Command and Command Surgeon for the Multinational Corps Iraq. Presently, Dr. Granger is the President and CEO of The 5Ps, LLC, a healthcare, education, and leadership consultancy he founded following his retirement from the U.S. Army. Dr. Granger received a B.S. Degree from Arkansas State University and earned his medical degree from University of Arkansas School of Medicine. Upon graduation from the University of Arkansas School of Medicine, he was awarded the Henry Kaiser Medical Fellowship for Medical Excellence and Leadership. Dr.

Granger is board certified by the American College of Physician Executives, American Board of Medical Quality and American Board of Internal Medicine and holds numerous medical certifications. He is also a current and former advisor or member of the board of directors of additional privately-held companies.
T. Stephen Johnson has been a director of DLH since September 2001. He served as our Chairman from September 2001 until July 2009. He has served as Chairman of T. Stephen Johnson & Associates, Inc., financial services consulting firm, and its related entities since inception in 1986 and as President and Chief Executive Officer of Brightlane Banking, Inc. since 2012. In November, 2011, Mr. Johnson filed for personal bankruptcy protection under the United States Bankruptcy Code. Mr. Johnson is a long-time banking consultant and Atlanta entrepreneur who has advised and organized dozens of community banks throughout the Southeast. He was the Chairman from 1990 until 2009, and principal owner, of Bank Assets, Inc., a provider of benefit programs for directors and officers of financial institutions and was also a former chairman of the board (until 2010) of Directo, Inc. a company specializing in providing financial services for un-banked individuals and a former chairman of Atlanta Financial Corporation.
Zachary C. Parker became Chief Executive Officer and President of DLH Holdings Corp. in February 2010. He has over 25 years of experience with the government services market, including DoD, holding several senior and executive management positions in addition to business development posts. His tenure includes approximately 19 years with Northrop Grumman, 7 years with GE Government Services (now Lockheed Martin), and 3 and 2 years with VSE Corporation and VT Group, respectively. Prior to joining DLH, Mr. Parker held executive positions, including President and previously Executive Vice President for Business Development, within VT Group, from March 2008 to February 2010. His executive development includes the GE Crotonville Executive Development Program and Darden Executive Leadership Program. Mr. Parker is active in both professional and community associations including the Governmental Affairs Committee and the Veteran Affairs Task Force of the Washington DC-based Professional Services Council and has served as industry co-chair of the Government/Industry Partnership Executive council. He is an advisory board member of Hero Health Hire (a non-profit entity). Mr. Parker earned his bachelors degree from California State University, Northridge (with honors) specializing in Human Factors Engineering and has completed post-graduate studies.
Frederick Wasserman joined the Board of Directors in January 2007 and was appointed as our Chairman in July 2009. Mr. Wasserman is President of FGW Partners, LLC, a financial management consulting firm he started effective May 1, 2008. From August 2005 until December 31, 2006, Mr. Wasserman was the Chief Operating/Financial Officer for Mitchell & Ness Nostalgia Co., a privately-held manufacturer and distributor of licensed sportswear and authentic team apparel. Prior to Mitchell & Ness, Mr. Wasserman served as the President of Goebel of North America, a U.S. subsidiary of the German specialty gift maker, from 2001 to 2005. Mr. Wasserman also served as the Chief Financial Officer of Goebel North America in 2001. Mr. Wasserman began his career in the public accounting profession. He received a Bachelor of Science degree in Economics from the University of Pennsylvania’s Wharton School, and has been a Certified Public Accountant. Mr. Wasserman also currently serves as a director of Breeze Eastern Corporation (chairman-Audit Committee, member-Compensation Committee), MAM Software Group, Inc. (chairman-Audit Committee and member-Compensation; Governance and Nomination Committees), SMTC Corp. (Chair - Audit Committee and member - Compensation and Management Development and Nominating and Corporate Governance Committees), and National Holdings Corporation (member-Audit Committee and Compensation Committee; Co-Chair- Strategy Committee). He has previously served as a director of the following companies: Allied Defense Group, Inc. from December 2006 to July 2010 (member-Audit Committee and Ethics and Governance Committee), Acme Communications, Inc. from December 2006 to June 2013 (chairman-Compensation Committee, member-Audit Committee), Crown Crafts, Inc. from July 2007 to August 2010 (member-Compensation Committee), and Gilman + Ciocia, Inc. from September 2007 to October 2013 (chairman-Compensation Committee, member-Audit Committee).
Austin J. Yerks III was elected to our Board of Directors in November 2012. Mr. Yerks has served as a senior executive in the federal marketplace for over 30 years and from April 1998 to October 2011 held senior managerial positions with Computer Sciences Corporation (CSC) and from 2005 to October 2011, he was the President of CSC’s North American Public Sector-Defense and Intelligence Group, which supported its defense and intelligence clients. Prior to that, he was the President of CSC’s Federal Business Development organization, with responsibility for all business development and strategic marketing oversight for the operational business units of CSC’s Federal Sector. Before joining CSC, Mr. Yerks held senior management and marketing positions with other prominent defense companies. Presently, he is the President of AJY III Government Strategies LLC, a company he founded which provides consulting services focused on supporting strategic alliances between commercial firms and Federal agencies. In June 2013, Mr. Yerks was elected as a director of NCI, Inc. Mr. Yerks is a member of the board of directors for the National Defense Industrial Association and other trade associations that support the government services market. Mr. Yerks holds a Master’s degree in Business Administration from the University of Miami and a Bachelor of Science degree from the United States Military Academy at West Point. He also served 10 years in the United States Army.

Qualifications of Nominees and Directors
The following table summarizes the specific experience, qualifications, attributes or skills of the nominees for director that led our Board of Directors and Nominating and Corporate Governance Committee to conclude that such persons should serve as a director of DLH:

Directors and Nominees	Relevant Experience and Qualifications
William H. Alderman
Approximately twenty years of experience in corporate development and investment banking in the aerospace and defense industry, which are businesses that encompass significant government contracting expertise. Possesses a breadth of knowledge about our business as a result of service on our Board since 2007.

Martin J. Delaney
Extensive experience as an executive in the healthcare industry with over 35 years of management positions in various capacities in healthcare businesses, including service as chief executive of a hospital. From his education and training as an attorney, Mr. Delaney provides the Board with a valuable perspective in considering various matters affecting the Company. Possesses a breadth of knowledge about our business as a result of service on our Board since 1998 and service as senior vice president during 2005.

Elder Granger
Dr. Granger possesses extensive leadership experience in the government and healthcare sectors having achieved the rank of Major General in the U.S. Army, which included his serving as the Deputy Director and Program Executive Officer of the TRICARE Management Activity, Office of the Assistant Secretary of Defense (Health Affairs) from 2005-2009. Through TRICARE, Dr. Granger oversaw the acquisition, operation and integration of the Department of Defense’s managed care program within the Military Health System. Dr. Granger also served as Commander, Task Force 44th Medical Command and Command Surgeon for the Multinational Corps Iraq. Dr. Granger also possesses business experience and healthcare expertise through his healthcare, education, and leadership consultancy and holding numerous medical certifications. Through his experience, Dr. Granger possesses extensive executive leadership qualities and knowledge about the markets in which we compete.

T. Stephen Johnson
Significant business and financial experience derived from approximately twenty five years of experience in the banking and financial services industries. From his banking experience, Mr. Johnson provides us with specific insights in considering matters concerning the capital markets. Possesses a breadth of knowledge about our business as a result of service on our Board since 2001.

Zachary C. Parker
Mr. Parker is our President and Chief Executive Officer and has extensive executive experience in the government services industry. As a result of his position as our President and Chief Executive Officer, he has a deep understanding of our operations and strategy and his prior executive experience provides him with significant knowledge of the government services industry.

Frederick G. Wasserman
Significant business, accounting and financial experience arising from service as Chief Financial Officer and executive officer of Mitchell & Ness Nostalgia Co., Goebel of North American and Papel Giftware as well as 13 years of experience in the public accounting profession. From his experience serving on the board of numerous companies, including Allied Defense Group, Inc., a government vendor, Mr. Wasserman provides the Company with meaningful management and corporate governance expertise. Possesses a breadth of knowledge about our business as a result of service on our Board since 2007.

Austin J. Yerks III
Mr. Yerks possesses extensive experience in the government services industry, having served as a senior executive of Computer Sciences Corp. for approximately 12 years and a combined three decade career in the federal marketplace. Mr. Yerks is a current or former board member of a number of trade associations that support the government services market and also served for 10 years in the U.S. Army. Through his experience, Mr. Yerks possesses significant expertise about the markets in which we compete and as a board member will be able to provide us with the benefits of such knowledge.

Vote Required and Board Recommendation

The affirmative vote of the holders of a plurality of the shares of common stock voting at the annual meeting is required for the election of the seven nominees to the Board of Directors. The Board of Directors recommends that you vote for the seven nominees for election to the Board of Directors as described in this Proposal No. 2.

PROPOSAL 3
IF PROPOSAL 1 IS NOT APPROVED, TO ELECT TWO CLASS I DIRECTORS

General

Our certificate of incorporation currently provides for the classification of the Board into three classes of directors, each class as nearly equal in number as possible, but not less than one director, and each director is elected to serve for a three-year term, staggered by class. Currently, the term of the two Class I Directors, T. Stephen Johnson and Elder Granger is scheduled to expire at this Annual Meeting. If our shareholders do not approve Proposal 1 at the Annual Meeting, our shareholders will be asked to consider two nominees for election to the Board of Directors as Class I Directors to serve for a three year term until the 2018 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified or until their earlier death, resignation or removal. If our stockholders approve Proposal 1, this Proposal 3 will not be submitted to a vote of our stockholders at the 2015 Annual Meeting, and instead Proposal 2 (Election of Seven Directors) will be submitted in its place.

Nominees

Solely in the event that Proposal 1 is NOT approved by stockholders and the Board remains classified, the Board of Directors has nominated each of T. Stephen Johnson and Elder Granger for election as a Class I Director, to hold office until the annual meeting of stockholders to be held in 2018 and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. Both Mr. Johnson and Dr. Granger are currently directors of the Company. Dr. Granger was elected to the Board as a Class 1 Director in November 2014 following the resignation of Mr. Peter Black in July 2014. Information regarding the Class 1 director nominees is set forth in “Proposal 2 - Election of Directors” above.

The affirmative vote of a plurality of the votes cast, voting together as a single class at the annual meeting of shareholders, is required to elect the nominees for Class I Directors. All proxies received by the Board of Directors will be voted for the election as directors of the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate that this will occur. No family relationship exists between any of our nominees for election as a director and other directors or executive officers of DLH.
In the event Proposal 1 is NOT APPROVED and the Class I nominees standing for election at the Annual Meeting are elected, the directors will serve in the classes specified below:

Name	Position with Company	Director Continuously Since	Current Term Expires

	CLASS I - NOMINEES
T. Stephen Johnson	Director	2001	2015
Elder Granger	Director	2014	2015

	CLASS II
Frederick G. Wasserman	Chairman of the Board	2007	2016
William H. Alderman	Director	2007	2016
Austin J. Yerks III	Director	2012	2016

	CLASS III
Martin J. Delaney	Director	1998	2017
Zachary C. Parker	Director, President and Chief Executive Officer, 56	2010	2017

Vote Required and Board Recommendation

The affirmative vote of the holders of a plurality of the shares of common stock voting at the annual meeting is required for the election of the two nominees for Class I Directors. The Board of Directors recommends that you vote for the two nominees for Class I Directors as described in this Proposal No. 3.

HOWEVER, PROPOSAL 3 WILL NOT BE ADOPTED IF OUR STOCKHOLDERS APPROVE PROPOSAL 1.

PROPOSAL NO. 4
ADVISORY VOTE ON EXECUTIVE COMPENSATION
We are providing our shareholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).
Our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of our near-term and longer-term financial and strategic goals and for driving corporate financial performance and stability. The programs contain elements of cash and equity‑based compensation and are designed to align the interests of our executives with those of our shareholders.
The “Executive Compensation” section of this proxy statement describes in detail our executive compensation programs and the decisions made by the Management Resources and Compensation Committee with respect to the fiscal year ended September 30, 2014. As we describe in this section of the proxy statement, our executive compensation program incorporates a pay‑for‑performance philosophy that supports our business strategy and aligns the interests of our executives with our shareholders. The Board believes this link between compensation and the achievement of our near- and long-term business goals has helped drive our performance over time. At the same time, we believe our program does not encourage excessive risk-taking by management.
Our Board of Directors is asking shareholders to approve a non-binding advisory vote on the following resolution:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the disclosure under “Executive Compensation”, the compensation tables and accompanying narrative disclosure, and any related material disclosed in this proxy statement, is hereby approved.
As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not overrule any decision by the Company or the Board of Directors (or any committee thereof), creates or implies any change to the fiduciary duties of the Company or the Board of Directors (or any committee thereof), or creates or implies any additional fiduciary duties for the Company or the Board of Directors (or any committee thereof). However, our Management Resources and Compensation Committee and Board of Directors value the opinions expressed by our shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.
Section 14A of the Exchange Act also requires that shareholders have the opportunity, at least once every six years, to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two, or three years. At our 2013 Annual Meeting of Shareholders held on February 14, 2013, our shareholders indicated their preference for an advisory vote on the compensation of our named executive officers to be held annually, which annual frequency was also the recommendation of our Board.  Our Board subsequently confirmed that we will hold an advisory vote on the compensation of our named executive officers on an annual basis until the next required vote on the frequency of such advisory votes, or until the Board otherwise determines that a different frequency for such votes is in the best interests of our stockholders.
Vote Required and Board Recommendation
On this non-binding matter, the affirmative vote of at least a majority of the votes cast at the annual meeting is required to approve this Proposal 4. The Board of Directors believes that voting for the compensation of our named executive officers is in the best interest of the Company and the best interests of our shareholders, and therefore, recommends a vote FOR this proposal.
PROPOSAL NO. 5
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
WithumSmith+Brown, PC has served as our independent registered public accounting firm since July 2007. The Audit Committee of our Board of Directors has selected WithumSmith+Brown, PC as our independent registered public accountants for the fiscal year ending September 30, 2014, and has further directed that management submit the selection of WithumSmith+Brown, PC as our independent registered public accounting firm for ratification by the shareholders at the annual meeting. Shareholder ratification of the selection of WithumSmith+Brown, PC as our independent registered public accounting firm is not required by our bylaws, New Jersey corporate law or otherwise. The Board of Directors has elected to seek such ratification as a matter of good corporate practice. Should the shareholders fail to ratify the selection of WithumSmith+Brown, PC as our independent registered public accounting firm, the Audit Committee will reconsider whether to retain that firm for fiscal 2015. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our shareholders and the Company. Representatives of WithumSmith+Brown, PC are expected to be present in person at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Principal Accountant Fees and Services
The Audit Committee of the Board of Directors of DLH has selected WithumSmith+Brown, PC, as its independent registered public accounting firm for the current fiscal year. During the 2014 fiscal year, the audit services provided by WithumSmith+Brown, PC consisted of examination of financial statements, services relative to filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. The following table presents the total fees for professional audit and non-audit services rendered by our independent registered public accounting firm for the years ended September 30, 2014 and 2013, and fees for other services rendered by our independent registered public accounting firm during those periods.

	Year Ended September 30,
	2014	2013
Audit Fees(1)	$196,950	$165,000
Audit‑Related Fees(2)	36,250	15,500
Tax Fees(3)	8,000	31,500
All Other Fees(4)	—	—
Total	$241,200	$212,000

(1)
“Audit Fees” consist of fees for professional services rendered for the audit of the Company’s annual financial statements, review of the interim financial statements included in quarterly reports, and services that are normally provided by the Company’s independent registered public accounting firm in connection with statutory and regulatory filings.

(2)
“Audit‑Related Fees” consist of fees for services that are traditionally performed by the independent registered public accounting firm, including fees billed or accrued primarily for employee benefit plan audits and other attestation services.

(3)	“Tax Fees” consist of fees for professional services rendered for tax compliance, tax advice and tax planning.

(4)	“All Other Fees” consist of fees for those services not captured in the audit, audit‑related and tax categories. The Company generally does not request such services from the independent auditors.

Our Audit Committee has determined that the services provided by our independent registered public accounting firm and the fees paid to them for such services has not compromised the independence of our independent registered public accounting firm.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre‑approve all audit and permissible non‑audit services provided by the independent registered public accounting firm. Prior to engagement of the independent registered public accounting firm for the next year’s audit, management will submit a detailed description of the audit and permissible non‑audit services expected to be rendered during that year for each of four categories of services provided by the independent registered public accounting firm to the Audit Committee for approval. The four categories of services provided by the independent registered public accounting firm are as defined in the footnotes to the fee table set forth above. In addition, management will also provide to the Audit Committee for its approval a fee proposal for the services proposed to be rendered by the independent registered public accounting firm. Prior to the engagement of the independent registered public accounting firm, the Audit Committee will approve both the description of audit and permissible non-audit services proposed to be rendered by the independent registered public accounting firm and the budget for all such services. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires separate pre-approval before engaging the independent registered public accounting firm. To ensure prompt handling of unexpected matters, the Audit Committee may delegate pre‑approval authority to one or more of its members. The member to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
Vote Required and Board Recommendation
The affirmative vote of the holders of a majority of the votes cast at the annual meeting is required for the ratification of WithumSmith+Brown, PC as our independent registered public accounting firm for fiscal 2015. The Board of Directors recommends that you vote for the ratification of WithumSmith+Brown, PC as our independent registered public accounting firm for fiscal 2015 as described in this Proposal No. 5.
EXECUTIVE COMPENSATION
This section provides information, in tabular and narrative formats specified in applicable SEC rules, regarding the amounts of compensation paid to each of our named executive officers and related information. As a smaller reporting company, the Company has presented such information in accordance with the scaled disclosure requirements permitted under applicable SEC regulations.

Summary Compensation Table
The following table sets forth certain information concerning all cash and non-cash compensation awarded to, earned by or paid to our each of our named executive officers during the two year period ended September 30, 2014:

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Stock Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)
Zachary C. Parker,	2014	$316,388	—	—	$62,664	$209,409	$2,940	$591,401
President and Chief Executive Officer	2013	$288,000	—	—	$54,186	$191,814	$3,133	$537,133

Kathryn M. JohnBull,	2014	$233,147	—	—	$38,539	$111,289	$2,240	$385,215
Chief Financial Officer	2013	$225,000	—	—	$34,767	$107,039	$2,846	$369,652

John F. Armstrong,	2014	$215,000	—	—	$35,385	$101,279	$3,080	$354,744
Executive Vice President	2013	$215,000	—	—	$14,208	$102,282	$3,659	$335,149

Kevin Wilson,	2014	$209,769	—	—	$75,081	$98,924	$21,552	$405,326
President, DLH Solutions, Inc.(7)	2013	$200,000	—	—	$36,821	$95,146	$22,129	$354,096
____________________________

(1)	“Salary” is comprised of the cash salary paid to the named executive officers during fiscal 2014 and 2013.

(2)
“Bonus” is comprised of cash awards made to the named executive officers in the discretion of the Company’s Board of Directors as recommended by the Management Resources and Compensation Committee, subject to certain performance and EBITDA requirements.

(3)
“Stock Awards” reflect the portion of restricted stock grants awarded to named executive officers under the Company’s 2006 Long Term Incentive Plan that was recognized by the Company as a compensation expense in fiscal year 2014 and 2013 in accordance with FASB Accounting Standards Codification Topic 718: Compensation-Stock Compensation, and thus may include amounts from awards granted in and prior to 2014. A discussion of the methods used to calculate these values may be found in the Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014.

(4)
Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended September 30, 2014 computed in accordance with FASB Accounting Standards Codification Topic 718: Compensation-Stock Compensation, and thus may include amounts from awards granted in and prior to 2014. A discussion of the methods used to calculate these values may be found in the Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014.

(5)	The amounts represent the cash performance bonuses awarded to the named executive officers, which are discussed below.

(6)
“All Other Compensation” consists of compensation received from employer matching contributions to the Company’s 401(k) Plan, long term disability insurance premiums and life insurance premiums paid by the Company for each named executive officer.

(7)	Amounts reported under “All Other Compensation” include $17,500 for accrued but unused vacation time and premium payments on long-term disability insurance policy.
Narrative Discussion to Summary Compensation Table
Overview
The Summary Compensation Table above quantifies the amount or value of the different forms of compensation earned by or awarded to our named executive officers in fiscal 2014 and 2013 and provides a dollar amount for total compensation. Descriptions of the material terms of each named executive officer’s employment agreement and related information is provided under “Employment Agreements with named executive officers” below. The agreements provide the general framework and some of the specific terms for the compensation of the named executive officers. Approval of the Management Resources and Compensation Committee (the “Compensation Committee”) and/or the Board of Directors is

required prior to our entering into employment agreements with its executive officers or amendments to those agreements. However, many of the decisions relating to compensation for a specific year are made by the Compensation Committee and are implemented without changes to the general terms of employment set forth in those agreements.
Awards of options or shares of restricted stock were granted under our 2006 Long Term Incentive Plan, as amended (the “2006 Plan”). Restricted stock awards contain restrictions on transferability which lapse in accordance with the terms of the award agreement. Holders of shares of restricted stock have voting power and the right to receive dividends, if any, that are declared on those shares which are vested. The 2006 Plan is administered by the Compensation Committee. The Compensation Committee has authority to interpret the plan provisions and make all required determinations under those plans. This authority includes making required proportionate adjustments to outstanding awards upon the occurrence of certain corporate events such as reorganizations, mergers and stock splits. Awards granted under the 2006 Plan are generally only transferable to a beneficiary of a Plan participant upon his or her death. However, the committee may establish procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable laws.

Say-on-Pay

Beginning in 2013, we gave our shareholders an opportunity to provide feedback on our executive compensation program and related proxy disclosure through an advisory vote at our annual shareholders meeting. Shareholders were asked to approve, on an advisory basis, the compensation paid to our named executive officers. A significant percentage of stockholders have indicated approval of the compensation of the named executive officers, with over 97% of the votes of the shares present or represented and voting on such matter cast in favor of the proposal at our 2014 annual shareholders meeting. In light of the results of the advisory vote, the Compensation Committee approached decisions regarding executive compensation policies and decisions for 2014 in a manner consistent with 2013.

Base Salary

Base salary for each of our named executive officers are generally determined by the employment agreements that we have entered into with each of them; however, the Compensation Committee retains discretion to adjust annual base salary in a manner consistent with the parameters set forth in such employment agreements. For the year ended September 30, 2014, base salary paid to each of our named executive officers is as set forth in the Summary Compensation Table, above, which amounts are consistent with each officer’s employment agreement with us. The Compensation Committee may increase base salary payable to each of our named executive officers in its discretion based on its assessment of the Company’s performance. Consistent with his employment agreement, in July 2013, we increased the base salary payable to our Chief Executive Officer by 5% to $302,400 and by another 5% in January, 2014 to $317,520 due to our achieving the positive net income targets provided for in such agreement. In addition, the Compensation Committee increased the base salary payable to our Chief Financial Officer by 5% to $236,250 per annum effective January 1, 2014.

Also during our 2014 fiscal year we entered into new employment agreements with John F. Armstrong, our Executive Vice President, and Kevin L. Wilson, the President of DLH Solutions, Inc. Under these new agreements, Mr. Armstrong will be entitled to a 5% increase in base salary upon the achievement of performance goals as specified in his agreement and Mr. Wilson was awarded a 5% increase in his base salary effective for the fiscal year ending September 30, 2014. Further, in September 2014, we amended our employment agreement with Kathryn M. JohnBull, our Chief Financial Officer pursuant to which we extended the term of her current employment agreement for a period of two years and awarded her options to purchase 200,000 shares of common stock.

A more detailed discussion of our employment agreements with each of our named executive officers is set forth below under the caption “Employment Agreements with Named Executive Officers”.

Performance Bonuses
The Compensation Committee may grant bonuses to our named executive officers and other employees to be identified from time to time by the Chief Executive Officer. Bonus awards available to our named executive officers are initially described in the our employment agreements with such persons in order to provide for the payment of a bonus that is linked to achievement of key performance objectives as approved by the Compensation Committee. The goal of this program is to reward personnel by providing further compensation based on the achievement of goals that the Compensation Committee and the Board of Directors believe correlate closely with the growth of long-term shareholder value. In addition, as described in greater detail below under “Employment Agreements with Named Executive Officers”, from time to time we have agreed to guarantee bonus payments in written employment agreements entered into with certain of our named executive officers.

Target corporate performance metrics are approved by the Compensation Committee and are linked to the corresponding terms in our employment agreements with our named executive officers and are based on achievement of key objectives (e.g. revenue, gross margin, and adjusted EBITDA and net bookings performance targets) established by the Compensation Committee for each fiscal year. The Compensation Committee will also assign relative weights different performance targets determined by it for a given period. The determination of whether the performance criteria shall have been attained shall be solely in the discretion of the Compensation Committee.
In addition, under our employment agreements with our named executive officers, our Chief Executive Officer may receive a bonus in the sole discretion of the Compensation Committee of up to 70% of his base salary for each fiscal year of employment. The bonus will be based on performance targets and other key objectives established by the Compensation Committee. Targeted bonus will be reduced or increased by 2% of base salary for every 1% of variance between the actual results and the targets and no bonus will be awarded if results are less than 90% of target and no bonus will exceed 90% of salary. The employment agreements with our other named executive officers provide that each of them may receive a bonus in the sole discretion of the Compensation Committee of up to 50% of base salary for each fiscal year of employment, based on performance targets and other key objectives established by the Compensation Committee. In addition, these agreements provide that target bonus will be adjusted by 2% of base salary for every 1% of variance between targets and actual results and no bonus will be awarded if results are less than 90% of target and no bonus will exceed 70% of base salary.
Following a review of the Company’s performance for fiscal 2014, in November 2014, the Compensation Committee awarded bonuses to our named executive officers based on their assessment of the Company’s performance for fiscal 2014 and the performance of the individual executives. The Compensation Committee reviewed the Company’s performance as measured against revenue, adjusted EBITDA and bookings targets that were established for fiscal 2014. The revenue and adjusted EBITDA targets each accounted for 25% of the bonus potential and the net bookings target accounted for 50% of the bonus potential. Based on the foregoing, the approved cash bonuses for the named executive officers for fiscal 2014 are as follows:

FY End
Name and Position	2014 Cash Bonus
Zachary C. Parker	$209,409
Chief Executive Officer and President

Kathryn M. JohnBull	$111,289
Chief Financial Officer

John F. Armstrong	$101,279
Executive Vice President

Kevin Wilson	$98,924
President, DLH Solutions, Inc.

Equity Awards
Equity incentive awards are granted under the 2006 Plan. The Compensation Committee has sole discretion in selecting participants for long-term incentive grants and the Compensation Committee approves all equity grants made to our named executive officers. During our 2014 fiscal year, we granted our Executive Vice President and the President of our subsidiary, options to purchase 75,000 and 100,000 shares, respectively, in connection with the new employment agreements we entered into with each of them. Further, we granted our Chief Financial Officer options to purchase 200,000 shares of common stock in connection with our agreement to extend her employment agreement. The material terms of the foregoing option grants, including the vesting provisions, re described below under the caption “Employment Agreements with Named Executive Officers”.
In addition, in November 2013, the Compensation Committee granted options to purchase shares of the Company’s common to our named executive officers under the 2006 Plan, following its review of the Company’s performance for fiscal 2013, as follows: Zachary C. Parker, our Chief Executive Officer was granted 100,000 options and each of our other named executive officers was granted 75,000 options. The stock options (i) have a ten-year term, (ii) have an exercise price equal to the fair market value of the Company’s common stock as determined pursuant to the 2006 Plan, as reported on NASDAQ, on the date of grant ($1.395), and (iii) vest as follows: (a) 50% of the options granted will vest at such time as the Company’s common stock has a closing price of at least $3.00 per share for ten (10) consecutive trading days; and (b) 50% of the options granted will vest on the achievement of certain financial and/or business performance objectives as determined by the Committee for the fiscal year ending September 30, 2014, which will be based on either an adjusted EBITDA target or new business bookings target, depending on the business responsibilities of the awardees.

With respect to the portion of the options subject to the corporate performance vesting condition described above, the actual number of options vested will be based on the actual performance level achieved by the Company for the fiscal year ending September 30, 2014, as determined by the Compensation Committee. In the event that the performance-based vesting conditions are not satisfied to the full extent of the goal established, then such options are eligible for proportional vesting in the event that performance is greater than 90% of the target amount (the “Threshold Amount”). If performance exceeds the Threshold Amount (but is less than target), then the number of the performance-based options which shall vest shall be determined by linear interpolation, based on the amount by which performance exceeded the Threshold Amount, up to achievement of the performance target, with the number of performance-based options eligible to vest being reduced by 2% for every 1% of variance below target. If, however, the Threshold Amount applicable to the performance-based vesting conditions of the options is not satisfied, then the options subject to the performance-based vesting conditions shall immediately be void and not be exercisable. Based on its review of the Company’s financial performance for the 2014 fiscal year, the Compensation Committee determined that the performance options that were subject to the achievement of adjusted EBITDA targets shall vest, but that the performance options that were subject to the achievement of net bookings targets would not vest.

Outstanding Equity Awards at End of 2014

The following table sets forth certain information with respect to outstanding equity awards at September 30, 2014 with respect to the named executive officers.

	Option Awards					Stock Awards
(a) Name	(b) Number of Securities Underlying Unexercised Options (#) Exercisable		(c) Number of Securities Underlying Unexercised Options (#) Unexercisable	(d) Option Exercise Price ($)	(e) Option Expiration Date	(f) Number of Shares or Units of Stock That Have Not Vested (#)	(g) Market Value of Shares or Units of Stock That Have Not Vested ($)	(h) Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	(i) Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Zachary Parker	50,000		450,000 (1)	$1.03	02/09/20	—	—	—	—
	75,000		—	$1.81	08/18/21	—	—	—	—
	250,000	(5)	—	$0.95	11/21/22	—	—	—	—
	50,000		50,000 (6)	$1.395	11/08/23

Kathryn M. JohnBull	50,000		200,000 (2)	$1.34	06/25/22	—	—	—	—
	37,500		37,500 (6)	$1.395	11/08/23
	—		200,000 (7)	$1.95	09/22/24

John Armstrong	50,000		200,000 (3)	$0.56	12/01/20	—	—	—	—
	50,000		—	$1.81	08/18/21	—	—	—	—
	—		37,500 (6)	$1.395	11/08/23
	—		75,000 (8)	$1.275	11/29/23

Kevin Wilson	50,000		100,000 (4)	$1.66	09/28/21	—	—	—	—
	37,500		—	$1.81	08/18/21	—	—	—	—
	50,000	(9)	50,000	$1.23	10/01/23
	37,500		37,500 (6)	$1.395	11/08/23
___________________________

(1)	Grant of options pursuant to employment agreement entered into between the Company and Mr. Parker on February 9, 2010.

(2)	Grant of options pursuant to employment agreement entered into between the Company and Ms. JohnBull on June 25, 2012.

(3)	Grant of options pursuant to Mr. Armstrong’s commencement of employment with the Company on December 1, 2010.

(4)	Grant of options pursuant to employment agreement entered into between the Company and Mr. Wilson on September 28, 2011.

(5)	Represents grant of options pursuant to an amendment to Mr. Parker’s employment agreement with us, entered into as of November 21, 2012.

(6)	Represents grant of performance options awarded to the Company’s named executive officers on November 13, 2013.

(7)	Represents grant of options pursuant to an amendment to Ms. JohnBull’s employment agreement with us, entered into as of September 22, 2014.

(8)	Grant of options pursuant to employment agreement entered into between the Company and Mr. Armstrong on November 29, 2013.

(9)	Grant of options pursuant to employment agreement entered into between the Company and Mr. Wilson on October 1, 2013.
Additional Information. Each stock option grant reported in the table above was granted under, and is subject to, our 2006 Plan. The option expiration date shown above is the normal expiration date, and the last date that the options may be exercised. For each named executive officer, the unexercisable options shown above are also unvested. Unvested options are generally forfeited if the named executive officer’s employment terminates, except to the extent otherwise provided in an employment agreement. For information regarding the effect on vesting of options on the death, disability or termination of employment of a named executive officer or a change in control of our company, see “Employment Agreements with Named Executive Officers” below. If a named executive officer’s employment is terminated by us for cause, options (including the vested portion) are generally forfeited. The exercisable options shown above, and any unexercisable options shown above that subsequently become exercisable, will generally expire earlier than the normal expiration date if the named executive officer’s employment terminates, except as otherwise specifically provided in the his or her employment agreement. For a description of the material terms of the named executive officer’s employment agreements, see “Employment Agreements with Named Executive Officers” below. This table does not reflect prior grants of restricted stock awards that are fully vested and excludes awards granted to our Named Executive Officers subsequent to the end of the fiscal year referenced in the caption to this table.
Employment Agreements with Named Executive Officers
The following are summaries of the employment agreements with our named executive officers. The agreements provide the general framework and the specific terms for the compensation of the named executive officers. Further, each of our employment agreements with our named executive officers includes provisions addressing the amounts and benefits that would be paid or accrue to each of our named executive officers in the event of a termination of their employment under differing circumstances. The following discussion also includes for each named executive officer the provisions of their employment agreements which provide for the payment or accrual of benefits upon the termination of their employment under the following circumstances:
•termination without cause, or constructive (“good reason”) termination (including upon the occurrence of a change in control of a company);

•	termination for cause;

•

•	upon an executive’s disability; or

•

•	in the event of the executive’s death.

Zachary C. Parker
On February 9, 2010, we entered into an employment agreement with Mr. Zachary C. Parker pursuant to which he became our Chief Executive Officer and President commencing on February 22, 2010. Mr. Parker’s employment agreement also provided for his election to our Board of Directors effective on February 22, 2010. On November 21, 2012, we entered into an agreement with Mr. Parker amending certain of the terms of his original employment agreement. The following is a description of our employment agreement with Mr. Parker, as amended, which is qualified in its entirety by reference to the full text of such agreement. Under the employment agreement, Mr. Parker’s initial base salary was $288,000 per annum. Pursuant to the amendment, we increased the base salary payable to our Chief Executive Officer by 5% to $302,400 and by another 5% in January, 2014 to $317,520 due to our achieving the positive net income targets provided for in such agreement. As amended, the employment agreement is for an initial term expiring September 30, 2015 and the parties have a mutual option to further extend the term of the employment agreement for an additional one year period. If the parties agree to exercise this right, the expiration date shall be extended to September 30, 2016 and we shall pay Mr. Parker a $50,000 bonus.
Mr. Parker may receive a bonus in the sole discretion of the Compensation Committee of up to 70% of his base salary for each fiscal year of employment. The bonus will be based on performance targets and other key objectives established by the committee at the commencement of each fiscal year. For the period commencing on the effective date of the employment agreement to September 30, 2010, Mr. Parker was guaranteed a bonus of $45,000.
Under the original employment agreement, we granted Mr. Parker options to purchase 500,000 shares of common stock (the “2010 Options”) under the 2006 Plan which vest as follows: 50,000 options vested on the commencement of his employment; 150,000 options shall vest if the closing price of our common stock equals or exceeds $3.00 per share for ten consecutive trading days; four separate tranches of 50,000 options shall vest if the closing price of our common stock equals or exceeds $4.00 per share, $5.00 per share, $6.00 per share and $7.00 per share, each for ten consecutive trading days; and the remaining 100,000 options shall vest if the closing price of our common stock equals or exceeds $9.00 per share for ten consecutive trading days. The 2010 Options, to the extent vested, are exercisable for a period of ten years at the per share exercise price of $1.03. Pursuant to the amendment, we granted Mr. Parker options to purchase 250,000 shares of common stock (the “2012 Options”) under the 2006 Plan, which, to the extent vested, are exercisable for a period of ten years at the per share exercise price of $0.95. The 2012 Options included a vesting condition , which was satisfied during our 2014 fiscal year, that provided that such options will vest in full if the closing price of our Common Stock equals or exceeds $1.90 for ten consecutive trading days .
In the event of the termination of his employment, the 2010 Options will be treated as follows: (i) in the event his employment is terminated for cause, options granted and not exercised as of the termination date shall terminate immediately and be null and void; (ii) in the event Mr. Parker’s employment with the Company is terminated due to death, or disability, his (or his estate’s or legal representative’s) right to purchase shares of common stock pursuant to any stock option or stock option plan to the extent vested as of the date of termination shall remain exercisable for a period of 12 months, but in no event after the expiration of the option; (iii) in the event of a termination of his employment other than for good reason, such options, to the extent vested as of the date of termination, shall remain exercisable for a period of three months following such termination date, but in no event after the expiration of option; (iv) in the event Mr. Parker’s employment is terminated by the Company without cause, or by him for good reason, as such terms are defined in the employment agreement, vested options shall remain exercisable in accordance with the 2006 Plan; and (v) in the event of a Change of Control, as defined in the employment agreement, vested options shall remain exercisable in accordance with the 2006 Plan. The 2012 Options will be treated in an identical manner as the 2010 Option in the event of the termination of Mr. Parker’s employment, except that if his employment is terminated by us without cause, or by him for good reason, then to the extent that such 2012 Options are vested, he shall have a period of twelve months to exercise them.
In the event of the termination of employment by us without “cause” or by Mr. Parker for “good reason,” as those terms are defined in the employment agreement, or in the event his employment is terminated due to his disability, he would be entitled to: (a) a severance payment of 12 months of base salary; (b) continued participation in our health and welfare plans for a period not to exceed 18 months from the termination date; and (c) all compensation accrued but not paid as of the termination date. In the event of the termination of his employment due to his death, Mr. Parker’s estate would be entitled to receive: (i) all compensation accrued but not paid as of the termination date; (ii) continued participation in our health and welfare plans for a period not to exceed 18 months from the termination date; and (iii) payment of a “Pro Rata Bonus”, which is defined as an amount equal to the maximum bonus Mr. Parker had an opportunity to earn multiplied by a fraction, the numerator of which shall be the number of days from the commencement of the fiscal year to the termination date, and the denominator of which shall be the number of days in the fiscal year in which he was terminated. If Mr. Parker’s employment is terminated by us for “cause” or by him without “good reason,” he is not entitled to any additional compensation or benefits other than his accrued and unpaid compensation. Upon any termination of the employment on or after the expiration date, other than cause (as defined in the employment agreement), Mr. Parker will be entitled to a severance payment equal to 12 months of his then-current base salary.
In the event that within 90 days of a “Change of Control” as defined in the employment agreement, (a) Mr. Parker is terminated, or (b) his status, title, position or responsibilities are materially reduced and he terminates his employment, the Company shall pay and/or provide to him, the following compensation and benefits: (i) the accrued compensation; (ii) the continuation benefits; and (iii) a lump sum payment equal to 150% of his base salary in effect on the effective date of the change of control. If the payments due in the event of a change in control would constitute an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), the aggregate of such credits or payments under the employment agreement and other agreements shall be reduced to the largest amount as will result in no portion of such aggregate payments being subject to the excise tax imposed by Section 4999 of the Code. Pursuant to the employment agreement, Mr. Parker is subject to customary confidentiality, non-solicitation of employees and non-competition obligations that survive the termination of such agreements.
Kathryn M. JohnBull
On June 25, 2012, we entered into an employment agreement with Ms. JohnBull, the terms of which are summarized below. The following summary is qualified in its entirety by reference to the full text of such agreement. The employment agreement is for an initial term of three years from its commencement date of June 25, 2012. Under the employment agreement, Ms. JohnBull will receive a base salary of $225,000 per annum. Ms. JohnBull may receive bonuses in accordance with the following parameters: (i) an annual bonus of up to 50% of base salary based on performance targets and other key objectives established by the Compensation Committee of the Board of Directors; (ii) of the annual bonus for her initial year of employment, an amount of $31,000 is guaranteed; and (iii) target bonus will be adjusted by 2% of base salary for every 1% of variance between targets and actual results and no bonus will be awarded if results are less than 90% of target and no bonus will exceed 70% of base salary. Effective January 1, 2014, the Compensation Committee increased the base salary payable to our Chief Financial Officer by 5% to $236,250 per annum .
Pursuant to her original employment agreement, we granted Ms. JohnBull options to purchase 250,000 shares of common stock under the Company’s 2006 Plan which vest as follows: 50,000 options vest immediately; 66,667 options shall vest if the closing price of our common stock equals or exceeds $3.00 per share for ten consecutive trading days; an additional 66,667 options shall vest if the closing price of our common stock equals or exceeds $5.00 per share for ten consecutive trading days; and an additional 66,666 options shall vest if the closing price of our common stock equals or exceeds $7.00 per share for ten consecutive trading days. The options, to the extent vested, shall be exercisable for a period of ten years at the per share exercise price of $1.34. In the event of the termination of her employment, the options will, to the extent vested, remain exercisable in accordance with the terms of the 2006 Plan.
On September 22, 2014, we entered into an amendment to our employment agreement with Ms. JohnBull pursuant to which we extended the term of her employment agreement for a two year period to June 25, 2017. Pursuant to this amendment, we also granted her an option to purchase 200,000 shares of common stock under our 2006 Plan. The options, to the extent vested, are exercisable for a period of ten years at the per share exercise price equal to the fair market value of our common stock on the grant date. Of the options granted, options to purchase 100,000 shares will vest on September 30, 2015 and the remaining options will vest if the closing price of the Company’s common stock equals or exceeds a per share price of 200% of the exercise price for a period of at least ten (10) consecutive trading days. In the event of the termination of Ms. JohnBull’s employment or the occurrence of a change in control, the options granted pursuant to the amendment will be treated in accordance with the terms and conditions of her original employment agreement.

In the event of the termination of employment by us without “cause” or by Ms. JohnBull for “good reason”, she would be entitled to: (a) a severance payment of 12 months of base salary; (b) continued participation in our health and welfare plans for a period not to exceed 12 months from the termination date; and (c) all compensation accrued but not paid as of the termination date. In the event of the termination of her employment due to disability or death, Ms. JohnBull or her estate, as the case may be, would be entitled to receive all compensation accrued but not paid as of the termination date and continued participation in our health and welfare plans for a period not to exceed 12 months from the termination date. If Ms. JohnBull’s employment is terminated by us for “cause” or by her without “good reason,” she is not entitled to any additional compensation or benefits other than her accrued and unpaid compensation. Upon termination of her employment on or after the expiration date, other than for cause, Ms. JohnBull will be entitled to the severance payment.

Ms. JohnBull will receive the following in the event that her employment is terminated in connection with a change of control of the Company: (i) accrued compensation; (ii) continuation benefits; and (iii) a lump sum payment equal to 100% of her base salary in lieu of a severance payment. If the payments due in the event of a change in control would constitute an “excess parachute payment” as defined in Section 280G of the Code, the aggregate of such credits or payments under the employment agreement and other agreements shall be reduced to the largest amount as will result in no portion of such aggregate payments being subject to the excise tax imposed by Section 4999 of the Code. Ms. JohnBull is subject to customary confidentiality and non-compete obligations that survive the termination of such agreement.

Kevin Wilson

Effective October 1, 2013, we entered into a new employment agreement with Mr. Wilson pursuant to which he will continue as the President of DLH Solutions for a term expiring September 30, 2015. The following is a summary of the terms of our 2013agreement with Mr. Wilson, which is qualified in its entirety by reference to the full text of such agreement. Under the 2013 employment agreement, Mr. Wilson will receive an initial base salary of $210,000 per annum, which represents an increase of 5% in the base salary paid to Mr. Wilson under his prior employment agreement. Mr. Wilson may receive an annual bonus of up to 50% of base salary based on performance targets and other key objectives established by the Compensation Committee. Target bonus will be adjusted by 2% of base salary for every 1% of variance between targets and actual results and no bonus will be awarded if results are less than 90% of target and no bonus will exceed 70% of base salary.

In connection with the 2013 employment agreement, we granted Mr. Wilson options to purchase 100,000 shares of common stock under our 2006 Plan which vest as follows: 50,000 options vest on the commencement date of the agreement and 50,000 options shall on the one year anniversary of the commencement date, provided Mr. Wilson remains in the employment of the Company as of such vesting date. The options, to the extent vested, shall be exercisable for a period of ten years at the per share exercise price of $1.23. Under his prior employment agreement, we granted Mr. Wilson options to purchase 150,000 shares of common stock under our 2006 Plan, which vest as follows: 50,000 options vested on the commencement date of the agreement; 50,000 options shall vest if the closing price of our common stock equals or exceeds $3.00 per share for ten consecutive trading days; and an additional 50,000 options shall vest if the closing price of our common stock equals or exceeds $5.00 per share for ten consecutive trading days. The options, to the extent vested, shall be exercisable for a period of ten years at the exercise price of $1.66 per share.
In the event of the termination of Mr. Wilson’s employment by us without “cause” or by him for “good reason” he is entitled under the 2013 employment agreement to: (a) a severance payment of 12 months of base salary; (b) continued participation in our health and welfare plans for a period not to exceed 12 months from the termination date; and (c) all compensation accrued but not paid as of the termination date. In the event of the termination of his employment due to his death or disability, Mr. Wilson or his estate, as the case may be, would be entitled to receive all compensation accrued but not paid as of the termination date and continued participation in our health and welfare plans for a period not to exceed 12 months from the termination date. If Mr. Wilson’s employment is terminated by us for “cause” or by him without “good reason,” he is not entitled to any additional compensation or benefits other than his accrued and unpaid compensation.
Under the 2013 employment agreement, Mr. Wilson will receive the following in the event that his employment is terminated in connection with a change of control of the Company: (i) his accrued compensation; (ii) continuation benefits; (iii) as severance, a payment of base salary for a period of twelve months; and (iv) all options granted to him which are vested shall remain exercisable in accordance with the 2006 Plan. If the payments due in the event of a change in control would constitute an “excess parachute payment” as defined in Section 280G of the Code, the aggregate of such credits or payments under the employment agreement and other agreements shall be reduced to the largest amount as will result in no portion of such aggregate payments being subject to the excise tax imposed by Section 4999 of the Code. Mr. Wilson is subject to customary confidentiality and non-compete obligations that survive the termination of such agreement.

John F. Armstrong
On December 1, 2010, we named John F. Armstrong as our Executive Vice President. On November 29, 2013, we entered into a new employment agreement with Mr. Armstrong for a term expiring November 30, 2015. The following is a summary of the material terms of our 2013 employment agreement with Mr. Armstrong, which is qualified in its entirety by reference to the full text of such agreement. Under his 2013 employment agreement, Mr. Armstrong will continue to serve as our Executive Vice President and will receive an initial base salary of $215,000 per annum. Under the 2013 agreement, Mr. Armstrong will be entitled to a 5% increase in his base salary in the even that we achieve the business development-related performance condition specified in the agreement. In addition, Mr. Armstrong may receive an annual bonus of up to 50% of base salary based on performance targets and other key objectives established by the Compensation Committee. Target bonus will be adjusted by 2% of base salary for every 1% of variance between targets and actual results and no bonus will be awarded if results are less than 90% of target and no bonus will exceed 70% of base salary.

Under his 2013 employment agreement, we granted Mr. Armstrong options to purchase 75,000 shares of common stock under our 2006 Plan, which vest as follows: 37,500 options vest on the one year anniversary of the commencement date and 37,500 options shall vest if the closing price of the Company’s common stock equals or exceeds $3.00 per share for ten consecutive trading days, provided Mr. Armstrong remains in the employment of the Company as of such vesting dates. The options, to the extent vested, shall be exercisable for a period of ten years at the exercise price of $1.275 per share. Under his prior employment agreement, we granted Mr. Armstrong options to purchase 250,000 shares of common stock under our 2006 Plan, which vest as follows: 50,000 options vested immediately; 100,000 options vest if the closing price of our common stock equals or exceeds $3.00 per share for ten consecutive trading days; 50,000 options shall vest if the closing price of our common stock equals or exceeds $5.00 per share for ten consecutive trading days; and 50,000 options shall vest if the closing price of our common stock equals or exceeds $7.00 per share for ten consecutive trading days. The options, to the extent vested, shall be exercisable for a period of ten years at the per share exercise price equal to the fair market value of our common stock on the date his employment commenced.

In the event of the termination of Mr. Armstrong’s employment by us without “cause” or by him for “good reason” he would be entitled to: (a) a severance payment of 12 months of base salary; (b) continued participation in our health and welfare plans for a period not to exceed 12 months from the termination date; and (c) all compensation accrued but not paid as of the termination date. In the event of the termination of his employment due to his death or disability, Mr. Armstrong or his estate, as the case may be, would be entitled to receive all compensation accrued but not paid as of the termination date and continued participation in our health and welfare plans for a period not to exceed 12 months from the termination date. If Mr. Armstrong’s employment is terminated by us for “cause” or by him without “good reason,” he is not entitled to any additional compensation or benefits other than his accrued and unpaid compensation. Upon termination of his employment after the expiration date, other than for cause, Mr. Armstrong will be entitled to the severance payment.

Mr. Armstrong will receive the following in the event that his employment is terminated in connection with a change of control of the Company: (i) his accrued compensation; (ii) continuation benefits; (iii) as severance, a payment of base salary for a period of twelve months; and (iv) all options granted to him which are vested shall remain exercisable in accordance with the 2006 Plan. If the payments due in the event of a change in control would constitute an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), the aggregate of such credits or payments under the employment agreement and other agreements shall be reduced to the largest amount as will result in no portion of such aggregate payments being subject to the excise tax imposed by Section 4999 of the Code. Pursuant to the employment agreement, Mr. Armstrong is subject to customary confidentiality and non-compete obligations that survive the termination of such agreement.

Stock Option Plan

2006 Long Term Incentive Plan

Our Board adopted the 2006 Plan on January 17, 2006. The shareholders approved the 2006 Plan at the annual meeting on April 27, 2006 and the Company initially reserved an aggregate of 1,250,000 shares of common stock for issuance under the 2006 Plan. In August 2011 and February 2014, our shareholders approved amendments to the 2006 Plan pursuant to which the maximum number of shares eligible for issuance pursuant to awards granted under the 2006 Plan was increased to 4,001,625 shares of common stock, based on the sum of: (a) 3,750,000 shares of common stock under the 2006 Plan as amended to date; (b) 251,625 shares subject to awards granted under the 2000 Plan and the 2000 Director Plan (collectively, the “2000 Plans”), which were forfeited, expired, canceled or settled in cash without delivery of such shares to the participant or otherwise is terminated without a share issuance; (c) any shares tendered by participants or withheld in payment of the exercise price of options or to satisfy withholding taxes under the 2000 Plans; and (d) any shares repurchased with the proceeds of options exercised under the 2000 Plans. Shares that are subject to issuance upon exercise of an award granted under the 2006 Plan but which cease to be subject to such award (other than due to the exercise of such award), and shares that are subject to an award that is granted under the 2006 Plan but is subsequently forfeited, or that are subject to an award that terminates without shares being issued, will again be available for grant and issuance under the 2006 Plan. As of September 30, 2014, there were 864,097 shares of common stock reserved for issuance pursuant to future awards under the 2006 Plan.

Administration. The 2006 Plan is administered by the Compensation Committee. The 2006 Plan authorizes the Compensation Committee to select those participants to whom awards may be granted, to determine whether and to what extent awards are granted, to determine the number of shares of common stock or other considerations to be covered by each award, to determine the terms and conditions of awards, to amend the terms of outstanding awards, and to take any other action consistent with the terms of the 2006 Plan as the Compensation Committee deems appropriate. The Compensation Committee may grant awards subject to vesting schedules or restrictions and contingencies in the Company’s favor. However, the awards may be subject to acceleration such that they become fully vested, exercisable and released from any restrictions or contingencies upon the occurrence of a change of control (as defined in the 2006 Plan).
Terms and Conditions of Awards. The Compensation Committee is authorized to make any type of award to a participant that is consistent with the provisions of the Plan. Awards may consist of options, stock appreciation rights, restricted stock, restricted stock units, performance shares, cash awards or any combination of these types of awards. Options may be determined to be an “incentive stock option” (“ISO”) or a non-qualified stock option. An option designated as an ISO is intended to qualify as such under Section 422 of the Internal Revenue Code.

Subject to the terms of the 2006 Plan, the Compensation Committee determines the provisions, terms and conditions of each award. The Compensation Committee may grant awards subject to vesting schedules or restrictions and contingencies in the Company’s favor. However, the awards may be subject to acceleration such that they become fully vested, exercisable and released from any restrictions or contingencies upon the occurrence of a change of control (as defined in the 2006 Plan). The Compensation Committee may provide that stock‑based awards earn dividends or dividend equivalents, which may be paid in cash or shares or may be credited to an account designated in the name of the participants. Participants may also be required or permitted to defer the issuance of shares or cash settlements under awards including under other deferred compensation arrangements of the Company. Each option granted under the 2006 Plan will be designated as either an incentive stock option or a non-statutory stock option. No option or stock appreciation right may be granted with a term of more than 10 years from the date of grant. Performance shares or cash awards will depend on achievement of performance goals based on one or more performance measures determined by the Compensation Committee over a performance period as prescribed by the Compensation Committee of not less than one year and not more than five years. Performance goals may be established on a corporate-wide basis or as to one or more business units, divisions or subsidiaries, and may be in either absolute terms or relative to the performance of one or more comparable companies on an index covering multiple companies. “Performance measures” means criteria established by the Compensation Committee from time to time prior to granting the performance shares or cash awards.
Exercise Price. The 2006 Plan authorizes the Compensation Committee to grant options and stock appreciation rights at an exercise price of not less than 100% of the fair market value of the shares on the date of grant. The Compensation Committee has the right to provide post-grant reduction in exercise price to reflect any floating index as specified in an award agreement. The exercise price is generally payable in cash, check, surrender of pre-owned shares of common stock, broker‑dealer exercise and sale, or by such other means determined by the Compensation Committee.
Option Repricing Prohibited. The exercise price for any outstanding option or stock appreciation right may not be decreased after the date of grant, nor may any outstanding option or stock appreciation right be surrendered as consideration for the grant of a new option or stock appreciation right with a lower exercise price.
Termination of Employment.  Options cease vesting on the date of termination of service or the death or disability of the participant. Options granted under the 2006 Plan generally expire 3 months after the termination of the participant's service to the Company, except in the case of death or disability, in which case the awards generally may be exercised up to 12 months following the date of death or termination of service. However, if the participant is terminated for cause (e.g. for committing an alleged criminal act or intentional tort against us), the participant's options will expire upon termination.
Change of Control.  The 2006 Plan provides that unless otherwise determined by the Compensation Committee, in the event a participant’s employment is terminated other than for cause during the 24-month period following a change in control (as defined in the 2006 Plan), any option held by such participant may thereafter be exercised to the extent it was exercisable at the time of such termination of service until the earlier of (i) the latest of (A) the second anniversary of such date of termination or (B) such other date as may be provided for by the Compensation Committee, or (ii) the expiration of the stated term of such option.
Duration, Amendment and Termination. Except as specified in the previous paragraph, the 2006 Plan became effective upon its approval by the Company’s shareholders in April 2006 and will terminate on the tenth anniversary of its effective date, unless sooner terminated by the Board of Directors. In addition to the power to terminate the 2006 Plan at any time, the Board of Directors also has the power to amend the 2006 Plan; provided, no amendment to the 2006 Plan may be made without shareholder approval if such approval is required by law or agreement, or if such change would: (i) expand the classes of persons to whom awards may be made under the 2006 Plan; (ii) increase the number of shares of Common Stock authorized for grant under the 2006 Plan; (iii) increase the number of shares which may be granted under awards to any one participant under the 2006 Plan; (iv) allow the creation of additional types of awards; or (v) decrease performance award criteria except to the extent permitted under the 2006 Plan.
Eligibility. The 2006 Plan, as amended, provides that awards may be granted to employees, non-employee directors and consultants of the Company as the Compensation Committee may determine.
Termination and Change in Control Provisions. The 2006 Plan also provides that unless the Compensation Committee determinates otherwise, in the event of a termination of service for any reason other than for cause or in connection with certain types of change in control transactions, (i) any options and stock appreciation rights outstanding as of the date such change in control occurs, and which are not then exercisable and vested, will become fully exercisable and vested; (ii) the restrictions and deferral limitations applicable to any restricted stock outstanding as of such date will lapse, and such restricted stock will become free of all restrictions and limitations; (iii) all performance awards will be considered to be earned and payable in full, or at such other level as may be specified in the applicable award agreement and any deferral or other restrictions will lapse; and (iv) the restrictions and deferral limitations and other conditions applicable to any other stock unit awards will lapse and such awards will become free of all restrictions, limitations or conditions and become fully vested and transferable. In addition, during the 60 day period from and after a qualifying termination of service, the Compensation Committee may determine t the holder of an option or stock appreciation right will have the right, in lieu of the payment of the purchase price for the shares being purchased under the option or stock appreciation right, to elect to surrender all or part of such security and to receive cash in an amount equal to the difference between the amount by which the change in control price per share exceeds the purchase price under the option or stock appreciation right.
Equity Compensation Plan Information
We presently utilize one shareholder approved equity compensation plan under which we make equity compensation awards available to officers, directors, employees and consultants. The table set forth below discloses outstanding and available awards under our equity compensation plans as of September 30, 2014. All grants of equity securities made to executive officers and directors, including those to the Chief Executive Officer are presently made under the 2006 Long Term Incentive Plan

Equity Compensation Plan Information
Plan Category	(a) Number of Securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted Average exercise price of outstanding options, warrants and rights (or fair value at date of grant)	(c) Number of securities remaining available for future issuances under equity compensation plans (excluding securities reflected in column (a))
Equity Compensation Plans Approved by Security Holders:
2006 Long Term Incentive Plan	2,379,500	$1.40	930,347
Equity Compensation Plans Not Approved by Security Holders:	20,000(1)	$2.28	0

(1)	Consists of warrants to purchase common stock issued to a consultant.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information as of the Record Date with respect to each nominee, director, and named executive officer as defined in Item 402(a)(3) of Regulation S-K, and the nominees, directors and executive officers of DLH as a group, and to the persons known by DLH to be the beneficial owner of more than five percent of any class of its voting securities. Securities entitled to vote at this annual meeting are DLH’s common stock. Each share entitles its holder to one vote on each matter submitted to stockholders. As of the Record Date, there were ________ shares of common stock issued and outstanding. The following table sets forth certain information as of the Record Date, with respect to (i) each director, nominee and executive officer, (ii) all directors, nominees and executive officers as a group, and (iii) persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), known by us to be the beneficial owner of more than five percent of our common stock. Shares of common stock subject to options or warrants exercisable within 60 days from the date of this table are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of others. The figures stated below are based upon Schedule 13Ds, Schedule 13D/As, Form 3s, and Form 4s filed with the Securities and Exchange Commission by the named persons.

Name	Number of Shares Currently Owned(1)	Percent of Outstanding Stock
William H. Alderman (2)	108,928%
c/o DLH Holding Corp. 1776 Peachtree Street, N.W. Atlanta, GA 30309
Martin J. Delaney (3)	174,510%

c/o DLH Holding Corp. 1776 Peachtree Street, N.W. Atlanta, GA 30309
Elder Granger (4)	12,500 *
c/o DLH Holding Corp. 1776 Peachtree Street, N.W. Atlanta, GA 30309
Zachary C. Parker (5)	1,053,162%
c/o DLH Holding Corp. 1776 Peachtree Street, N.W. Atlanta, GA 30309
T. Stephen Johnson (6)	58,804 *
c/o DLH Holding Corp. 1776 Peachtree Street, N.W. Atlanta, GA 30309
Frederick G. Wasserman (7)	141,812%
c/o DLH Holding Corp. 1776 Peachtree Street, N.W. Atlanta, GA 30309
Austin J. Yerks III	26,250 *
c/o DLH Holding Corp. 1776 Peachtree Street, N.W. Atlanta, GA 30309
Kathryn M. JohnBull (8)	475,000%
c/o DLH Holding Corp. 1776 Peachtree Street, N.W. Atlanta, GA 30309
John F. Armstrong (9)	471,212%
c/o DLH Holding Corp. 1776 Peachtree Street, N.W. Atlanta, GA 30309
Kevin Wilson (10)	473,520%
c/o DLH Holding Corp. 1776 Peachtree Street, N.W. Atlanta, GA 30309
Bernard J. Korman (11)	729,146%
2129 Chestnut Street Philadelphia, PA 19103
Wynnefield Partners Small Cap Value LP (12)(13)	1,174,050%
450 Seventh Ave New York, NY 10123
Wynnefield Partners Small Cap Value LP I (12)(14)	2,104,176%
450 Seventh Ave New York, NY 10123
Wynnefield Partners Small Cap Value Offshore Fund, Ltd. (12)(15)	965,153%
450 Seventh Ave New York, NY 10123
Wynnefield Capital Profit Sharing Plan (12)(16)	141,806%
450 Seventh Ave New York NY 10123
All officers and directors as a group	2,916,948%
(10) persons(2)(3)(4)(5)(6)(7)(8)(9)(10)

*	Less than 1 percent.

(1)	Ownership consists of sole voting and investment power except as otherwise noted.

(2)	Includes 4,063 unvested shares of restricted stock which may vest within 60 days. Excludes 4,063 shares of restricted stock which are unvested and which are subject to additional vesting requirements.

(3)	Includes 4,375 unvested shares of restricted stock which may vest within 60 days. Excludes 4,375 shares of restricted stock which are unvested and which are subject to additional vesting requirements.

(4)	Consists of option to purchase 12,500 shares of common stock. Dr. Granger was elected to the Board of Directors effective on November 13, 2014.

(5)	Includes vested options to purchase 425,000 shares of common stock and 500,000 options which are subject to performance-based vesting requirements.

(6)	Includes 4,375 unvested shares of restricted stock which may vest within 60 days. Excludes 4,375 shares of restricted stock which are unvested and which are subject to additional vesting requirements.

(7)	Includes 4,063 unvested shares of restricted stock which may vest within 60 days. Excludes 4,063 shares of restricted stock which are unvested and which are subject to additional vesting requirements.

(8)
Includes vested options to purchase 87,500 shares of common stock and 337,500 options which are subject to performance-based vesting requirements. Excludes options to purchase 100,000 shares of common stock which are subject to time-based vesting requirements that will not occur within 60 days.

(9)	Includes vested options to purchase 137,500 shares of common stock and 275,000 options which are subject to performance-based vesting requirements.

(10)	Includes vested options to purchase 225,000 shares of common stock and 137,500 options which are subject to performance-based vesting requirements.

(11)	Beneficial ownership is based on Schedule 13D filed with the SEC.

(12)	Beneficial ownership is based upon Schedule 13D, Schedule 13D/As, Form 3, and Form 4s filed with the SEC.

(13)
Listed shares are directly beneficially owned by Wynnefield Partners Small Cap Value, L.P., as members of a group under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Wynnefield Capital Management, LLC, as the sole general partner of Wynnefield Partners Small Cap Value, L.P., has an indirect beneficial ownership interest in the shares of Common Stock that Wynnefield Partners Small Cap Value L.P. directly beneficially owns. Nelson Obus and Joshua Landes, as co-managing members of Wynnefield Capital Management, LLC, have an indirect beneficial ownership interest in such shares of Common Stock.

(14)
Listed shares are directly beneficially owned by Wynnefield Partners Small Cap Value, L.P. I, as members of a group under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Wynnefield Capital Management, LLC, as the sole general partner of Wynnefield Partners Small Cap Value, L.P. I, has an indirect beneficial ownership interest in the shares of Common Stock that Wynnefield Partners Small Cap Value L.P. I directly beneficially owns. Nelson Obus and Joshua Landes, as co-managing members of Wynnefield Capital Management, LLC, have an indirect beneficial ownership interest in such shares of Common Stock.

(15)
Listed shares are directly beneficially owned by Wynnefield Small Cap Value Offshore Fund, Ltd., as members of a group under Section 13(d) of the Exchange Act. Wynnefield Capital, Inc. as the sole investment manager of Wynnefield Small Cap Value Offshore Fund, Ltd., has an indirect beneficial ownership interest in the shares of Common Stock that Wynnefield Small Cap Value Offshore Fund, Ltd. directly beneficially owns. Mr. Obus and Mr. Landes, as principal executive officers of Wynnefield Capital, Inc., have an indirect beneficial ownership interest in the shares of Common Stock that Wynnefield Small Cap Value Offshore Fund, Ltd. directly beneficially owns.

(16)
Wynnefield Capital Inc. Profit Sharing Plan directly beneficially owns the listed shares of our common stock. Mr. Obus has the power to vote and dispose of Wynnefield Capital, Inc. Profit Sharing Plan’s investments in securities and has an indirect beneficial ownership interest in the shares of Common Stock directly beneficialy owned by Wynnefield Capital, Inc. Profit Sharing Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
AND DIRECTOR INDEPENDENCE

Except as disclosed herein, we have not entered into any material transactions or series of similar transactions with any director, executive officer or any security holder owning 5% or more of our common stock since the beginning of our last fiscal year. For information concerning employment agreements with, and compensation of, our executive officers and directors, see the disclosure in the section of this proxy statement captioned “Executive Compensation and Related Information”
As previously reported, certain entities affiliated with Wynnefield Capital, Inc., the Company’s largest stockholder, owned warrants to purchase 53,846 shares of common stock and an aggregate principal amount of $350,000 of convertible debentures, which were due October 28, 2013. The Warrants were exercisable at a price of $0.96 until June 2016 and the conversion rate of the convertible debentures was $1.25. In October 2013, Wynnefield Partners Small Cap Value, L.P. I, the holder of a principal amount of $210,000 of convertible debentures elected to convert such debentures in full into 168,000 shares of common stock. In addition, in October 2013, the holders of the Warrants exercised such Warrants in full for 53,846 shares of common stock. The shares of the Company’s common stock issued upon conversion of the debentures were issued in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended. The shares of the Company’s common stock issued upon exercise of the Warrants were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.
Approval for Related Party Transactions
Although we have not adopted a formal policy relating to the approval of proposed transactions that we may enter into with any of our executive officers, directors and principal shareholders, including their immediate family members and affiliates, our Audit Committee, all of the members of which are independent, reviews the terms of any and all such proposed material related party transactions. The results of this review are then communicated to the entire Board of Directors, which has the ultimate authority as to whether or not we enter into such transactions. We will not enter into any material related party transaction without the prior consent of our Audit Committee and our Board of Directors. In approving or rejecting the proposed related party transaction, our Audit Committee and our Board of Directors shall consider the relevant facts and circumstances available and deemed relevant to them, including, but not limited to the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products, and, if applicable, the impact on a director’s independence. We shall approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our Audit Committee and our Board of Directors determine in the good faith exercise of their discretion.
Independence of our Board of Directors and its Committees
The listing rules established by the Nasdaq Stock Market, LLC require that a majority of the members of a listed company’s board of directors qualify as “independent” as affirmatively determined by the board, meaning that each independent director has no direct or indirect material relationship with a company other than as a director and/or a shareholder. Our Board of Directors consults with legal counsel to ensure that our Board’s determination with respect to the definition of “independent” is consistent with current Nasdaq listing rules. Our Board of Directors reviewed all relevant transactions or relationships between each director, or any of his family members, and our company and has affirmatively determined that each of our current directors, other than Zachary C. Parker (our Chief Executive Officer), are independent directors under the applicable guidelines noted above. Our Board of Directors has four committees: the Audit Committee, the Management Resources and Compensation Committee, the Nominating and Corporate Governance Committee and the Strategic Planning Committee. All of the members of our Audit, Nominating and Corporate Governance and Management Resources and Compensation Committees meet the standards for independence required under current Nasdaq Stock Market listing rules, SEC rules, and applicable securities laws and regulations.
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability or other proxy materials, as applicable, with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability or a copy of other proxy materials, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are our stockholders may be “householding” our proxy materials. This means that only one copy of the Notice of Internet Availability (or other proxy materials) may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a Notice of Internet Availability or other proxy materials, as applicable, please notify your broker or the company. To contact us, direct your written request to Corporate Secretary, DLH Holdings Corp., 1776 Peachtree Street, N.W. Atlanta, Georgia 30309 or call at (866) 952-1647. If you revoke your consent, we will promptly deliver to you a separate copy of the Notice of Internet Availability and, if applicable, our other proxy materials. Stockholders who currently receive multiple copies of the Notice of Internet Availability or other proxy materials, as applicable, at their addresses and would like to request “householding” of their communications should contact their brokers or our corporate secretary. Shareholders that have previously received a single set of disclosure documents may request their own copy by contacting their bank, broker or other nominee record holder. We will also deliver a separate copy of this proxy statement to any shareholder upon written request to our corporate secretary at our principal executive offices.

SHAREHOLDER PROPOSALS
By-law Provisions. In accordance with our by-laws, a shareholder who desires to present a proposal for consideration at next year’s annual meeting must submit the proposal no later than the close of business on the date that is 90 days prior to the anniversary date of the immediately preceding annual meeting. The submission should include the proposal and a brief statement of the reasons for it, the name and address of the shareholder (as they appear in our stock transfer records), the number of shares beneficially owned by the shareholder and a description of any material interest that the shareholder may have in the proposal. Proposals should be addressed to our corporate secretary at our principal executive offices.
Eligibility to Submit a Proposal. Under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, in order to be eligible to submit a proposal, you must have continuously held at least $2,000 in market value, or 1%, of the Company’s securities entitled to be voted on the proposal at the meeting for at least one year by the date you submit the proposal. You must continue to hold those securities through the date of the meeting.
Inclusion in Next Year’s Proxy Statement. Notwithstanding the Company’s by-law provisions cited above, a shareholder who desires to submit a proposal to fellow shareholders at the Company’s annual meeting next year and wishes to have it set forth in the corresponding proxy statement and identified in the corresponding proxy form prepared by management, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, such shareholder must notify the Company of such proposal in a writing received at its executive offices no later than September __, 2015.
Presentation at Meeting. Rule 14a-4(c) under the Exchange Act provides that if a proponent of a proposal fails to notify us at the address below at least 45 days prior to the month and day of mailing of the prior year’s proxy statement (or any date specified in an advance notice provision), then the management proxy holders will be allowed to use their discretionary voting authority with respect to the voting of proxies when the proposal is presented at the meeting, without any discussion of the matter in the proxy statement. With respect to our next annual meeting of shareholders, if we are not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in our proxy statement, by November __, 2015, the management proxy holders will be allowed to use their discretionary authority with respect to the voting of proxies.
ADDITIONAL INFORMATION
A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2014 FILED WITH THE SEC WILL BE FURNISHED WITHOUT EXHIBITS TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST SENT TO OUR CORPORATE SECRETARY AT OUR PRINCIPAL EXECUTIVE OFFICES. Each request must set forth a good faith representation that as of the Record Date, the person making the request was the beneficial owner of common stock of the Company entitled to vote at the annual meeting of shareholders. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy and information statements and other information with the SEC. Such reports, proxy and information statements and other information we file can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. at prescribed rates. You can contact the SEC at 1-800-SEC-0330 for additional information about these facilities. The SEC maintains a web site that contains reports, proxy and information statements and other information filed through the SEC’s Electronic Data Gathering, Analysis and Retrieval System. This web site can be accessed at http://www.sec.gov. For further information about DLH Holdings Corp., please refer to our annual report on Form 10-K for the fiscal year ended September 30, 2014. Each such report is publicly available on our website at www.dlhcorp.com. You may also obtain a copy of such reports by sending a written request to our Chief Financial Officer, DLH Holdings Corp., 1776 Peachtree Street, NW, Atlanta, Georgia 30309. Each such request must set forth a good faith representation that as of the Record Date the person making the request was the beneficial owner of common stock of DLH entitled to vote at the annual meeting of stockholders.

OTHER BUSINESS
As of the date of this proxy statement, the only business which the Board of Directors intends to present, and knows that others will present, at the annual meeting is that herein above set forth. If any other matter or matters are properly brought before the annual meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

By Order of the Board of Directors
Victor J. DiGioia,Secretary
December __, 2014
REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE AS SOON AS POSSIBLE BY PROXY EITHER VIA TELEPHONE, INTERNET OR MAIL, IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS. IF YOU VOTE BY MAIL, MARK, SIGN AND DATE THE PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD AND RETURN IT IN THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.

Appendix A

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
DLH HOLDINGS CORP.

The undersigned has executed this Certificate of Amendment under Section 14A:9-2(4) of the New Jersey Business Corporation Act for the purpose of amending its Amended and Restated Certificate of Incorporation.

1.    NAME
The name of this Corporation is DLH Holdings Corp.

2.    AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

The following amendment to the Amended and Restated Certificate of Incorporation was approved by the directors of the Corporation and thereafter duly adopted by the shareholders of the Corporation on February 12, 2015:

Resolved, that Article SIXTH of the Amended and Restated Certificate of Incorporation be amended to read as follows:

“SIXTH: the following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders.

~~(1) The number of directors of the Corporation shall be such as from time to time shall be fixed by, or in the manner provided in the by-laws but shall not be less than three. The directors shall be divided into three classes, designated Class 1, Class 2 and Class 3. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors, but in no event shall any class include less than one director. At the 1999 Annual Meeting of Shareholders, Class 1 directors shall be elected for a three-year term, Class 2 directors for a two-year term and Class 3 directors for a one-year term. At each succeeding annual meeting of shareholders beginning at the 2000 annual meeting, successors to the class of directors whose term expires at the annual meeting shall be elected for a three-year term. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible.~~
(1)    The number of directors of the Corporation shall be such number, not less than three nor more than fifteen, as may, from time to time, be determined in accordance with the By-Laws. The By-Laws shall prescribe the manner in which the number of directors necessary to constitute a quorum of the Board of Directors shall be determined, which number may be less than a majority of the whole Board of Directors. Advance notice of nomination by a stockholder for the election of directors shall be made in the manner provided in the By-Laws.

~~(2) Newly created directorship resulting from any increase in the authorized number of directors constituting the entire Board of Directors or vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or any other cause shall be filled only by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum, or by the sole remaining director. Directors elected to fill vacancies shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor shall be elected and shall qualify. The directors of any class of directors of the Corporation may be removed by the shareholders only for cause by the affirmative vote of the holders of at least 66 2/3% of the combined voting power of all outstanding voting stock. For the purpose of this Article SIXTH, "cause" shall mean the willful failure of a director to perform in any substantial respect such director's duties to the Corporation, willful malfeasance by a director in the performance of his duties to the Corporation which is materially and demonstrably injurious to the Corporation, the commission by a director of an act of fraud in the performance of his duties, the conviction of a director for a felony punishable by confinement for a period in excess of one year, or the ineligibility of a director for continuation in office under any applicable rules, regulations or orders of any federal or state regulatory authority.~~

(2)    Commencing with the annual meeting of shareholders held in the calendar year 2015 (the “2015 Annual Meeting”) and at each annual meeting of shareholders thereafter, the directors shall be elected for terms expiring at the next annual meeting of shareholders and until his or her successor shall have been elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors that results from an increase in the number of directors and any other vacancy occurring in the Board of Directors shall be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director so elected by the Board of Directors shall hold office until the next succeeding annual meeting of shareholders and until his or her successor shall have been elected and qualified. No decrease in the number of directors shall shorten the term of any incumbent director. Any director may be removed from office as a director by the affirmative vote of the shareholders but only for cause.

(3) Notwithstanding the foregoing, whenever the holders of any one or more classes or series of preferred stock or preference shares issued by the Corporation shall have the right to vote separately by class or series to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation applicable thereto~~, and such directors so elected shall not be divided into classes pursuant to this Article SIXTH unless expressly provided by such terms~~.

(4) Where the term "Board of Directors" is used in this Certificate of Incorporation, such term shall mean the Board of Directors of the Corporation; provided, however, that to the extent any committee of directors of the Corporation is lawfully entitled to exercise the powers of the Board of Directors, such committee may exercise any right or authority of the Board of Directors under this Certificate of Incorporation.
~~(5) Notwithstanding any other provisions of this Certificate of Incorporation or the By-Laws of this Corporation (and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law, this Certificate of Incorporation, the By-Laws of the Corporation or otherwise), the affirmative vote of the holders of at least 66 2/3% of the combined voting power of all outstanding voting stock shall be required to adopt any provisions inconsistent with, or to amend or repeal, Paragraph 2, 3, 4 or 5 of this Article SIXTH.~~

3.    DATE OF ADOPTION BY THE SHAREHOLDERS

The amendment to the Amended and Restated Certificate of Incorporation was adopted by the shareholders of this Corporation on February 12, 2015.

     At the time of such adoption, _____________ shares of common stock were entitled to vote thereon, and the vote was as follows:

     _______ shares voted in favor of adoption.

________ shares voted against adoption.

_______ shares abstained.

4.    EFFECTIVE DATE OF THE AMENDMENT

The amendments to the Amended and Restated Certificate of Incorporation become effective on the day that this Certificate of Amendment is filed in the office of the New Jersey Department of Treasury.

                 IN WITNESS WHEREOF, the undersigned hereby certify that the information set forth in this Certificate of Amendment is true and complete.

          DLH HOLDINGS CORP.

          Zachary C. Parker
          Chief Executive Officer and President

Dated: February , 2015

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone - QUICK □□□ EASY
IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

DLH HOLDINGS CORP.

As a shareholder of DLH Holdings Corp., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on February 11, 2015

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0537
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

□FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED □

PROXY

Please mark your votes like this **X**

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" ALL THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR":

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR all Nominees listed to the left ☐ WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) ☐

(1) William H. Alderman
(2) Martin J. Delaney
(3) Elder Granger
(4) T. Stephen Johnson
(5) Zachary C. Parker
(6) Frederick G. Wasserman
(7) Austin J. Yerks III

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

FOR all Nominees listed to the left ☐ WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) ☐

(1) Elder Granger
(2) T. Stephen Johnson

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

4. AN ADVISORY VOTE REGARDING THE APPROVAL OF COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS

FOR ☐ AGAINST ☐ ABSTAIN ☐

5. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR ☐ AGAINST ☐ ABSTAIN ☐

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2015.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

A-39

▫FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ∟

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

DLH HOLDINGS CORP.

The undersigned appoints Zachary C. Parker and Frederick G. Wasserman and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of DLH Holdings Corp. held of record by the undersigned at the close of business on December 22, 2014 at the Annual Meeting of Shareholders of DLH Holdings Corp. to be held on February 12, 2015, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1, PROPOSAL 4, AND PROPOSAL 5, AND IN FAVOR OF ELECTING EACH OF THE NOMINEES LISTED IN PROPOSAL 2 (IF PROPOSAL 1 IS APPROVED) AND IN FAVOR OF ELECTING EACH OF THE NOMINEES LISTED IN PROPOSAL 3 (IF PROPOSAL 1 IS NOT APPROVED), AND IN ACCORDANCE WITH THE JUDGEMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(continued and to be marked, dated and signed, on the other side)

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